Exhibit 99.1

BellaVista Mortgage Trust 2005-1

Preliminary Marketing Materials

$821,557,000

(Approximate, subject to +/- 10% Variance)

BellaVista Funding Corporation

Depositor

Belvedere Trust Finance Corporation

Seller

Countrywide Home Loans Servicing LP

Master Servicer

Lead Underwriter

Contact Information

RBS Greenwich Capital

Trading		Banking		Structuring

Name/Email	Phone	Name/Email	Phone	Name/Email	Phone
Ron Weibye weibyer@gcm.com	(203) 625-6160	Prue Larocca laroccp@gcm.com	(203) 625-3868	Stu Kronick stuart.kronick@gcm.com	(203) 625-6160

Johan Eveland Johan.eveland@gcm.com	(203) 625-6160	Vinu Phillips philliv@gcm.com	(203) 622-5626

Jesse Litvak Jesse.litvak@gcm.com	(203) 625-6160	Michael McKeever mckeevm@gcm.com	(203) 618-2237

Rating Agencies

Standard and Poor’s		Moody’s Investor Service

Name/Email	Phone	Name/Email	Phone
George Kimmel George_kimmel@sandp.com	(212) 438-1575	Amita Shrivastava Amita.shrivastava@moodys.com	(212) 553-2953

Keith Smith Keith_smith@sandp.com	(212) 438-1643	Tamara Zaliznyak Tamara.zaliznyak@moodys.com	(212) 553-7761

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: January 18, 2005

BellaVista Mortgage Trust 2005-1

$821,557,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/ Moody’s
I-A-1	$164,557,000	2.86 / 3.12	1-94 / 1-477	Floater (3)	Super Senior Floater	AAA/Aaa
I-A-2	$109,706,000	2.86 / 3.12	1-94 / 1-477	Floater (3)	Senior Mez Floater	AAA/Aaa
II-A	$470,850,000	2.98 / 3.30	1-94 / 1-359	Floater (3)	Senior Floater	AAA/Aaa
III-A	$36,773,000	Not Marketed Hereby		Net WAC (4)	Senior WAC	AAA/Aaa
IV-A	$76,444,000	2.64 / 3.25	1-66 / 1-359	Hybrid (5)	Senior Hybrid	AAA/Aaa
I-A-X(6)	Notional			Variable	Senior/WAC IO/PO	AAA/Aaa
II-A-X(7)	Notional			Variable	Senior/WAC IO	AAA/Aaa
IV-A-X(8)	Notional			Variable	Senior/WAC IO	AAA/Aaa
B-X(9)	Notional	Not Marketed Hereby		Variable	Senior/WAC IO/PO	AAA/Aaa
A-R	$100			Variable	Senior/Residual	AAA/Aaa
B-1	$21,971,000			Floater (10)	Subordinate Floater	AA/Aa2
B-2	$11,901,000			Floater (10)	Subordinate Floater	A/A2
B-3	$7,322,000			Floater (10)	Subordinate Floater	BBB/Baa2
B-4	$6,865,000			Floater (10)	Subordinate Floater	BB/NR
B-5	$5,492,000			Floater (10)	Subordinate Floater	B/NR
B-6	$3,672,378			Floater (10)	Subordinate Floater	NR/NR

Total	$915,553,478

(1)	Distributions on the Class I-A-1, Class I-A-2, Class A-R and Class I-A-X Certificates will be derived primarily from a pool of MTA indexed, adjustable-rate mortgage loans (“Group I Mortgage Loans”). Distributions on the Class II-A and Class II-A-X Certificates will be derived primarily from a pool of LIBOR indexed adjustable-rate mortgage loans (“Group II Mortgage Loans”). Distributions on the Class III-A Certificates will be derived primarily from a pool of three year hybrid adjustable-rate mortgage loans (“Group III Mortgage Loans”). Distributions on the Class IV-A and Class IV-A-X Certificates will be derived primarily from a pool of five, seven and ten year hybrid adjustable-rate mortgage loans (“Group IV Mortgage Loans”). Distributions on the Class B-X and Subordinate Certificates will be derived from the Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans and Group IV Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2)	The WAL and Payment Window for the Class I-A-1, Class I-A-2 and Class II-A Certificates are shown to the first possible Optional Call Date and to maturity. The WAL and Payment Window for the Class IV-A Certificates are shown to the Weighted Average Roll Date and Maturity.
(3)	On each Distribution Date, the Certificate Interest Rate for the Class I-A-1, Class I-A-2 and Class II-A Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Rate and (iii) 10.50%.
(4)	For each Distribution Date the Class III-A Certificates will have a Certificate Interest Rate equal to the related Net WAC Rate.

(5)	For each Distribution Date on or prior to the related Weighted Average Roll Date, the Class IV-A Certificates will have a Certificate Interest Rate equal to the lesser of (i) the fixed interest rate for such Class and (ii) the related Net WAC Rate. For every Distribution Date after the Weighted Average Roll Date the Class IV-A Certificates will have a Certificate Interest Rate equal to the related Net WAC Rate.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(6)	The Class I-A-X Certificates will consist of one interest only component and one principal only component each related to the Group I Mortgage Loans. The interest only component will have a notional balance immediately prior to such Distribution Date equal to the aggregate principal balance of the Class I-A-1 and Class I-A-2 Certificates immediately prior to such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans over (ii) the weighted average Certificate Interest Rate of the Class I-A-1 and Class I-A-2 Certificates adjusted for the related interest accrual period. The principal only component of the Class I-A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group I Mortgage Loans allocated to the principal only component of the Class I-A-X Certificates, as described herein.
(7)	The notional balance of the Class II-A-X Certificates immediately prior to any Distribution Date is the aggregate principal balance of the Class II-A Certificates immediately prior to such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans over (ii) the Certificate Interest Rate of the Class II-A Certificates adjusted for the related interest accrual period. No principal will be distributed on the Class II-A-X Certificates.
(8)	The notional balance of the Class IV-A-X Certificates immediately prior to any Distribution Date is the aggregate principal balance of the Class IV-A Certificates immediately prior to such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Group IV Mortgage Loans over (ii) the Certificate Interest Rate of the Class IV-A Certificates adjusted for the related interest accrual period. No principal will be distributed on the Class IV-A-X Certificates.
(9)	The Class B-X Certificates will consist of one interest only component related to the Mortgage Loans and one principal only component related to the Group I Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Subordinate Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average Certificate Interest Rate of the Subordinate Certificates adjusted for the related interest accrual period. The principal only component of the Class B-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group I Mortgage Loans allocated to the principal only component of the Class B-X Certificates, as described herein.
(10)	For each Distribution Date, the Certificate Interest Rate for the Subordinate Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Rate and (iii) 10.50%.

Depositor:	BellaVista Funding Corporation.

Lead Underwriter:	Greenwich Capital Markets, Inc.

Co-Managers:	Countrywide Securities Corporation and Citigroup Global Markets Inc.

Seller:	Belvedere Trust Finance Corporation.

Servicers:	Countrywide Home Loans, Inc., Washington Mutual Bank, FA, National City Mortgage Co. and Lydian Private Bank (“Virtual Bank”).

Master Servicer:	Countrywide Home Loans Servicing LP.

Trustee:	The Bank of New York.

Rating Agencies:	S&P and Moody’s will rate the Offered Certificates as specified on the prior page.

Cut-off Date:	January 1, 2005.

Expected Pricing Date:	January [20] 2005.

Closing Date:	On or about January 28, 2005.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Distribution Date:	The 22nd of each month (or if such day is not a business day, the next succeeding business day), commencing in February 2005.

Certificates:	The “Senior Certificates” will consist of the Class I-A-1, Class I-A-2, Class II-A, Class III-A, Class IV-A Class I-A-X, Class II-A-X, Class IV-A-X, Class B-X (the “Class A Certificates”) and Class A-R Certificates. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.” The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” The Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:	The price to be paid by investors for the Class I-A-1, Class I-A-2 and Class II-A Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class III-A, Class IV-A, Class I-A-X, Class II-A-X, Class IV-A-X and Class B-X will include 27 days of accrued interest.

Interest Accrual Period:	The interest accrual period with respect to the Class I-A-1 and Class I-A-2 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Class II-A and Subordinate Certificates for a given Distribution Date will be the period beginning with the 22nd day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 21st day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class III-A, Class IV-A, Class A-R, Class I-A-X, Class II-A-X, Class IV-A-X and Class B-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:	The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:	It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:	The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:	The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:	The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Date:	The Weighted Average Roll Date with respect to the Class IV-A Certificates is the Distribution Date in July 2010.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pricing Prepayment Speed:	The Class I-A-1, Class I-A-2, Class II-A, Class IV-A and Subordinate Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:	The “Mortgage Loans” are non-convertible, adjustable rate mortgage loans, which adjust based on 6 Month LIBOR, 1 Month LIBOR, 1 Year LIBOR, 1 Year CMT and the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”) (“Adjustable Rate Mortgage Loans”) and a portion of which have initial rate adjustments primarily occurring approximately 3, 5, 7 or 10 years after the date of origination of each mortgage loan (“Hybrid ARMs”) and then adjust based on one of the indexes described previously. Each of the Mortgage Loans has an original term to maturity of 360 or 480 months. A portion of the Mortgage Loans are scheduled to pay interest only for a term of approximately 3, 5 or 10 years following origination. Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term. The Mortgage Loans based on an index of MTA accrue interest at a mortgage rate which adjusts monthly. After the related initial fixed rate teaser period, the interest rate for each such MTA indexed Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans based on an index of MTA are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

For each of the Mortgage Loans based upon an index of MTA, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds either 110% or 125% (as specified in the mortgage note) of the original principal balance due to Deferred Interest (the “Negative Amortization Limit”), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

The “Group I Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans based on an index of MTA. The “Group II Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans based on an index of 1 month LIBOR, 6 month LIBOR and 1 Year LIBOR. The “Group III Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans based on an index of 6 Month LIBOR, 1 Year LIBOR and 1 Year CMT with initial rate adjustment occurring approximately 3 years following origination. “Group IV Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans based on an index of 6 Month LIBOR, 1 Year LIBOR and 1 Year CMT with initial rate adjustment occurring approximately 5, 7 and 10 years following origination. The Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and the Group IV Mortgage Loans are collectively referred to herein as the “Mortgage Loans”.

On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $915,553,478, the aggregate principal balance of the Group I Mortgage

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Loans as of the Cut-off Date is expected to be approximately $292,547,823, the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date is expected to be approximately $502,240,778, the aggregate principal balance of the Group III Mortgage Loans as of the Cut-off Date is expected to be approximately $39,224,550 and the aggregate principal balance of the Group IV Mortgage Loans as of the Cut-off Date is expected to be approximately $81,540,326.

The collateral tables included herein represent a statistical pool of Mortgage Loans having the characteristics described herein as of the Cut-off Date. It is expected that certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. Consequently, the final pool of Mortgage Loans and the characteristics thereof may differ from the statistical pool herein and its characteristics, but such differences are not expected to be material.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and may be subject to change.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.25]% total subordination.

Shifting Interest:	Until the Distribution Date occurring in February 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
February 2005 – January 2015	0% Pro Rata Share
February 2015 – January 2016	30% Pro Rata Share
February 2016 – January 2017	40% Pro Rata Share
February 2017 – January 2018	60% Pro Rata Share
February 2018 – January 2019	80% Pro Rata Share
February 2019 and after	100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in February 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in February 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Allocation of Realized Losses:	Any realized losses (inclusive of bankruptcy, special hazard and fraud losses) on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; pro rata to the related Senior Certificates (other than the Class II-A-X, and Class IV-A-X Certificates), provided however that any realized losses otherwise allocable to the Class I-A-1 Certificates will instead be allocated to the Class I-A-2 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the trustee fee rate.

Net WAC Rate:	The “Net WAC Rate” for the Class I-A-1, Class I-A-2, Class II-A, Class III-A and Class IV-A Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted for the related interest accrual period.

The “Net WAC Rate” for the Subordinate Certificates is equal to the weighted average (weighted based on the related group subordinate component) of the weighted average Net Mortgage Rates of the Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans and Group IV Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall Amount:	The Class I-A-1, Class I-A-2, Class II-A, Class IV-A and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Rate) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Rate) (together, the “Carryover Shortfall Amount”). The Carryover Shortfall Amount on the Class I-A-1, Class I-A-2, Class II-A, Class IV-A and Subordinate Certificates will be paid, pro rata, to the extent of interest otherwise distributable to the Class I-A-X, Class II-A-X, Class IV-A-X and Class B-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class I-A-X and Class B-X Certificates), provided however, that with respect to the Class I-A-1, Class I-A-2 and Subordinate Certificates, the Carryover Shortfall Amount will first be paid from amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:	The “Adjusted Cap Rate” for the Class I-A-1 and Class I-A-2 Certificates and for any Distribution Date equals the related Net WAC Rate, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the related Net WAC Rate, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The “Adjusted Cap Rate” for the Class I-A-X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class I-A-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Group I Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Group I Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the pass-through rate of the Class I-A-1 and Class I-A-2 Certificates by substituting “Adjusted Cap Rate” for “Net WAC Rate” in the definition thereof.

The “Adjusted Cap Rate” for the Class B-X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class B-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Group I Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the pass-through rate of the Subordinate Certificates by substituting “Adjusted Cap Rate” for “Net WAC Rate” in the definition thereof.

Net Deferred Interest:	The “Net Deferred Interest” for a Distribution Date is the excess, if any, of Deferred Interest related to the Group I Mortgage Loans for the related due period over voluntary principal prepayments on the Group I Mortgage Loans for the related prepayment period.

For any Distribution Date, Net Deferred Interest will be allocated among the Class I-A-1, Class I-A-2, Class I-A-X, Class B-X and Subordinate Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class and Distribution Date, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each such Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable principal only component in the case of the Class I-A-X and Class B-X Certificates)

Yield Maintenance Agreements:	On the Closing Date, the Trustee will enter into “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of the Class I-A-1, Class I-A-2 and Subordinate Certificates. The notional balance of each YMA for any Distribution Date is subject to a maximum equal to the aggregate principal balance of the related class or classes of certificates immediately prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. Each Yield Maintenance Agreement will terminate after the Distribution Date in March 2013 for the Class I-A-1 and Class I-A-2 Certificates and the Distribution Date in December 2009 for the Subordinate Certificates. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related class or classes of Certificates (allocated pro rata based on class principal balance), as applicable.

9

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:
	1)	Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class I-A-X, Class II-A-X, Class IV-A-X and Class B-X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount as described below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class I-A-X and Class B-X Certificates);

	2)	Principal will be distributed to the Senior Certificates as follows:

		a)	from the Group I Mortgage Loans, first to the Class A-R Certificates, second, pro rata to the Class I-A-1 and Class I-A-2 Certificates and third, pro rata to the principal-only component of the Class I-A-X and Class B-X Certificates, until the principal balance of such Class (or the related principal only component in the case of the Class I-A-X and Class B-X Certificates) has been reduced to zero, up to the principal allocable for such classes;

		b)	from the Group II Mortgage Loans to the Class II-A Certificates up to the principal allocable for such Class;

		c)	from the Group III Mortgage Loans to the Class III-A Certificates up to the principal allocable for such Class;

		d)	from the Group IV Mortgage Loans to the Class IV-A Certificates up to the principal allocable for such Class

	3)	Class I-A-1, Class I-A-2, Class II-A, Class IV-A and Subordinate Certificates (on a pro rata basis based on the related unpaid Carryover Shortfall Amount), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class I-A-1, Class I-A-2 and Subordinate Certificates) solely from interest amounts otherwise distributable to the Class I-A-X, Class II-A-X, Class IV-A-X and Class B-X Certificates;

	4)	Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

	5)	Class B-1 Certificates, principal allocable to such Class;

	6)	Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

	7)	Class B-2 Certificates, principal allocable to such Class;

	8)	Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

	9)	Class B-3 Certificates, principal allocable to such Class;

	10)	Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable for such Classes;

	11)	Class A-R Certificate, any remaining amount.

*	The accrued and unpaid interest payable to the Class I-A-1, Class I-A-2, Class I-A-X and Class B-X Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**	Under certain limited circumstances such as when (i) the aggregate principal balance of the Class A Certificates and principal only component, if applicable, related to a group have been reduced to zero or (ii) the aggregate principal balance of the Class A Certificates and principal only component, if applicable, related to a group are under collateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and principal only component, if applicable.

10

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

11

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Net WAC Rate(1)(2)

The Effective Net WAC Rate for the Class I-A-1 and Class I-A-2 Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)	Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)	Assumes proceeds from the related Yield Maintenance Agreement are included.

Effective Net WAC Rate(3)(4)

Class II-A Certificates
Period	Effective Fund Cap (%)
1	NA
2	6.14
3	6.15
4	6.15
5	8.20
6 and Thereafter	10.50

(3)	Assumes One-Month LIBOR, Six-Month LIBOR and One Year LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(4)	Assumes proceeds from the related Yield Maintenance Agreement are included.

12

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class I-A-1 To Optional Call Date

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	6.80	4.80	2.86	2.33	1.64
MDUR (yr)	5.77	4.24	2.64	2.18	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	215	157	94	77	54

Class I-A-1 To Maturity

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.16	5.16	3.12	2.54	1.79
MDUR (yr)	5.97	4.47	2.83	2.34	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

Class I-A-2 To Optional Call Date

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	6.80	4.80	2.86	2.33	1.64
MDUR (yr)	5.75	4.23	2.64	2.17	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	215	157	94	77	54

Class I-A-2 To Maturity

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.16	5.16	3.12	2.54	1.79
MDUR (yr)	5.95	4.45	2.83	2.34	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

13

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class II-A To Optional Call Date

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.51	5.17	2.98	2.40	1.67
MDUR (yr)	6.34	4.56	2.75	2.25	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	215	157	94	77	54

Class II-A To Maturity

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.95	5.61	3.30	2.66	1.84
MDUR (yr)	6.58	4.83	2.98	2.44	1.73
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

Class IV-A To WAVG Roll Date

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	4.05	3.50	2.64	2.29	1.66
MDUR (yr)	3.57	3.10	2.37	2.07	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	66	66	66	66	54

Class IV-A To Maturity

	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.74	5.49	3.25	2.63	1.83
MDUR (yr)	5.78	4.37	2.79	2.31	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

14

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$915,553,478	$47,000	$1,915,000
Average Scheduled Principal Balance	$373,390
Number of Mortgage Loans	2,452

Weighted Average Gross Coupon	4.040%	1.000%	6.625%
Weighted Average FICO Score	723	611	847
Weighted Average Combined Original LTV	71.90%	13.39%	100.00%

Weighted Average Original Term	362 months	360 months	480 months
Weighted Average Stated Remaining Term	359 months	328 months	479 months
Weighted Average Seasoning	2 months	0 months	32 months

Weighted Average Gross Margin	2.207%	1.000%	3.625%
Weighted Average Minimum Interest Rate	2.238%	1.000%	5.250%
Weighted Average Maximum Interest Rate	11.114%	8.000%	16.500%
Weighted Average Initial Rate Cap	3.601%	1.000%	6.000%
Weighted Average Subsequent Rate Cap	1.680%	1.000%	2.000%
Weighted Average Months to Roll	10 months	1 months	120 months

Maturity Date		May 1 2032	Dec 1 2044
Maximum Zip Code Concentration	0.67%	90049

ARM	100.00%	First Lien	100.00%

1 MONTH LIBOR	0.07%	Full/Alt	54.19%
1 MONTH LIBOR IO	16.89%	No Doc	0.15%
1 YR LIBOR	0.05%	Reduced	32.48%
1 YR LIBOR IO	0.17%	Stated Income	8.62%
10/20 1 YR LIBOR ARM	0.16%	Streamline	4.55%
10/20 1 YR LIBOR ARM IO	0.46%
10/20 6 MO LIBOR ARM	0.05%	Cash Out Refinance	24.08%
3/27 1 YR CMT	0.10%	Purchase	45.38%
3/27 1 YR CMT IO	0.39%	Rate/Term Refinance	30.54%
3/27 1 YR LIBOR ARM	0.17%
3/27 1 YR LIBOR ARM IO	1.39%	2-4 Units	1.09%
3/27 6 MO LIBOR ARM IO	2.23%	Condominium	10.68%
5/25 1 YR CMT	0.14%	PUD	13.88%
5/25 1 YR CMT IO	0.17%	Single Family Detached	71.59%
5/25 1 YR LIBOR ARM	1.40%	Townhouse	2.77%
5/25 1 YR LIBOR ARM IO	5.07%
5/25 6 MO LIBOR ARM	0.03%	Investor	2.70%
5/25 6 MO LIBOR ARM IO	0.40%	Primary	91.35%
6 MONTH LIBOR IO	37.69%	Second Home	5.95%
7/23 1 YR CMT	0.05%
7/23 1 YR LIBOR ARM	0.35%	1 Month LIBOR	16.96%
7/23 1 YR LIBOR ARM IO	0.62%	1 YR CMT	0.86%
7/23 6 MO LIBOR ARM	0.01%	1 YR LIBOR	9.84%
MTA NEGAM	31.95%	1 YR MTA	31.95%
		6 Month LIBOR	40.40%
Interest Only	65.46%
Not Interest Only	34.54%	Top 5 States:
		California	49.27%
Prepay Penalty: N/A	72.51%	Florida	5.17%
Prepay Penalty: 12 months	16.15%	Virginia	5.00%
Prepay Penalty: 36 months	9.69%	Maryland	4.17%
Prepay Penalty: 60 months	1.65%	Illinois	3.85%

15

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Countrywide	1,479	475,369,207.90	51.92%	4.407	359	73.63	722
NatCity	357	122,250,534.93	13.35%	3.764	358	70.30	732
Virtual Bank	59	25,385,912.46	2.77%	4.286	357	70.95	719
Washington Mutual	557	292,547,823.15	31.95%	3.536	361	69.83	721

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Countrywide	1,020	343,959,245.79	37.57%	4.102	359	72.67	722
E-LOAN	229	77,711,391.61	8.49%	5.158	359	75.91	733
Fidelity Trust and Mortgage	48	16,345,443.42	1.79%	5.376	357	74.86	733
First Service	19	5,105,866.00	0.56%	5.090	359	78.07	695
Nat Bank of Commerce	27	5,008,784.60	0.55%	5.001	358	73.23	717
NatCity	357	122,250,534.93	13.35%	3.764	358	70.30	732
Quicken	115	19,531,629.00	2.13%	5.725	359	79.43	691
Secured Bankers	9	3,295,000.00	0.36%	4.553	359	73.47	725
United Federal Mortgage	12	4,411,847.48	0.48%	4.037	354	72.96	707
Virtual Bank	59	25,385,912.46	2.77%	4.286	357	70.95	719
Washington Mutual	557	292,547,823.15	31.95%	3.536	361	69.83	721

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

16

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	47,000.00	0.01%	6.125	359	78.33	697
50,000.01 - 100,000.00	87	7,369,572.86	0.80%	4.863	359	74.08	714
100,000.01 - 150,000.00	233	29,799,021.00	3.25%	4.626	359	78.95	715
150,000.01 - 200,000.00	246	43,166,266.83	4.71%	4.460	359	75.48	726
200,000.01 - 250,000.00	233	52,475,250.72	5.73%	4.341	359	74.12	722
250,000.01 - 300,000.00	220	60,725,439.85	6.63%	4.192	359	72.09	721
300,000.01 - 350,000.00	200	65,328,641.87	7.14%	4.247	358	73.40	731
350,000.01 - 400,000.00	269	101,893,999.11	11.13%	3.859	361	72.61	724
400,000.01 - 450,000.00	239	101,704,718.36	11.11%	4.013	359	74.33	724
450,000.01 - 500,000.00	199	94,784,205.79	10.35%	4.018	360	72.31	723
500,000.01 - 550,000.00	134	70,595,764.59	7.71%	3.920	361	73.07	721
550,000.01 - 600,000.00	104	60,192,972.67	6.57%	3.830	359	74.94	723
600,000.01 - 650,000.00	110	69,861,760.34	7.63%	3.900	360	71.01	724
650,000.01 - 700,000.00	47	32,049,138.98	3.50%	3.557	364	69.91	719
700,000.01 - 750,000.00	26	18,862,269.31	2.06%	3.397	357	69.16	724
750,000.01 - 800,000.00	18	14,101,047.82	1.54%	3.452	358	58.73	713
800,000.01 - 850,000.00	8	6,568,726.60	0.72%	4.043	358	59.28	750
850,000.01 - 900,000.00	11	9,707,738.70	1.06%	4.122	359	66.21	743
900,000.01 - 950,000.00	7	6,513,595.73	0.71%	4.087	359	70.21	699
950,000.01 - 1,000,000.00	26	25,810,880.36	2.82%	4.248	358	63.28	718
1,000,000.01+	34	43,995,466.95	4.81%	4.107	358	60.54	720

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	114	59,764,882.39	6.53%	1.039	359	68.27	722
1.500 - 1.999	12	6,293,305.44	0.69%	1.605	442	68.18	724
2.500 - 2.999	23	7,702,901.23	0.84%	2.842	359	61.43	739
3.000 - 3.499	102	33,467,712.51	3.66%	3.266	359	62.43	734
3.500 - 3.999	566	205,964,216.06	22.50%	3.751	358	71.11	728
4.000 - 4.499	868	373,382,176.52	40.78%	4.218	360	71.55	720
4.500 - 4.999	393	124,894,280.86	13.64%	4.657	358	75.50	721
5.000 - 5.499	184	57,794,746.47	6.31%	5.163	358	75.86	729
5.500 - 5.999	126	36,128,219.12	3.95%	5.658	358	76.01	714
6.000 - 6.499	62	9,965,323.24	1.09%	6.195	359	81.53	686
6.500 - 6.999	2	195,714.60	0.02%	6.562	358	85.06	718

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

17

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	17	4,205,655.91	0.46%	4.507	370	80.65	621
625-649	105	36,288,576.51	3.96%	4.378	358	76.84	638
650-674	200	72,688,369.89	7.94%	4.328	358	73.20	664
675-699	430	159,703,438.97	17.44%	3.921	360	71.51	688
700+	1,700	642,667,437.16	70.19%	4.014	360	71.51	744

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	144	59,324,827.65	6.48%	3.841	360	40.43	736
50.00- 54.99	87	36,221,759.29	3.96%	3.580	362	52.30	736
55.00- 59.99	85	42,393,124.36	4.63%	3.695	361	57.11	722
60.00- 64.99	140	62,476,457.96	6.82%	3.849	359	62.64	725
65.00- 69.99	192	87,074,612.49	9.51%	3.790	358	67.37	726
70.00- 74.99	278	119,716,033.72	13.08%	4.066	359	72.36	720
75.00- 79.99	410	152,256,975.35	16.63%	3.947	359	77.37	721
80.00	940	315,556,271.16	34.47%	4.264	360	80.00	722
80.01- 84.99	26	7,573,766.78	0.83%	4.258	357	82.65	712
85.00- 89.99	38	8,541,415.47	0.93%	4.386	358	87.27	695
90.00- 94.99	64	14,150,516.49	1.55%	4.583	358	91.17	708
95.00- 99.99	45	8,918,049.07	0.97%	4.517	359	95.00	700
100.00	3	1,349,668.65	0.15%	4.262	356	100.00	740

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	2,426	902,733,503.36	98.60%	4.050	358	71.92	723
480	26	12,819,975.08	1.40%	3.331	477	70.00	718

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	629	316,214,421.09	34.54%	3.656	361	70.14	722
36	128	23,077,240.00	2.52%	5.605	359	79.39	692
60	117	45,028,010.64	4.92%	4.744	357	72.68	723
120	1,578	531,233,806.71	58.02%	4.140	359	72.55	725

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

18

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
321-330	1	577,609.81	0.06%	4.427	328	75.00	669
331-340	4	1,897,019.76	0.21%	4.120	334	75.33	665
341-350	12	4,582,029.63	0.50%	4.231	350	70.70	693
351-360	2,409	895,676,844.16	97.83%	4.048	358	71.92	723
461-470	1	419,547.15	0.05%	4.197	470	80.00	622
471-480	25	12,400,427.93	1.35%	3.302	477	69.66	721

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	163	62,714,757.04	6.85%	3.867	359	67.16	731
20.01 -25.00	176	62,749,295.49	6.85%	3.748	360	67.20	733
25.01 -30.00	248	101,656,330.72	11.10%	3.801	359	69.42	726
30.01 -35.00	405	163,745,966.85	17.88%	3.996	360	71.13	722
35.01 -40.00	461	179,929,778.38	19.65%	3.967	359	72.59	723
40.01 -45.00	494	174,668,853.25	19.08%	4.193	360	74.94	721
45.01 -50.00	242	83,293,861.44	9.10%	4.162	359	73.24	717
50.01 -55.00	89	29,491,120.52	3.22%	3.926	362	73.46	721
55.01 -60.00	19	9,887,149.30	1.08%	3.832	358	72.62	709
60.01+	12	4,615,592.01	0.50%	4.188	357	73.95	723
None	143	42,800,773.44	4.67%	5.002	357	75.07	716

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

19

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 MONTH LIBOR	2	608,994.47	0.07%	2.813	358	63.84	740
1 MONTH LIBOR IO	449	154,626,690.97	16.89%	3.812	359	69.92	724
1 YR LIBOR	1	428,000.00	0.05%	3.875	359	80.00	786
1 YR LIBOR IO	3	1,539,000.00	0.17%	4.250	359	78.53	741
10/20 1 YR LIBOR ARM	3	1,490,200.00	0.16%	5.545	359	65.91	735
10/20 1 YR LIBOR ARM IO	9	4,174,100.00	0.46%	5.394	359	72.35	736
10/20 6 MO LIBOR ARM	1	428,000.00	0.05%	4.875	359	57.22	747
3/27 1 YR CMT	1	942,877.73	0.10%	3.750	358	70.00	739
3/27 1 YR CMT IO	13	3,543,260.00	0.39%	4.945	359	78.88	697
3/27 1 YR LIBOR ARM	7	1,565,000.00	0.17%	4.931	359	67.70	711
3/27 1 YR LIBOR ARM IO	40	12,763,999.38	1.39%	4.862	359	76.43	726
3/27 6 MO LIBOR ARM IO	118	20,409,413.38	2.23%	5.684	359	78.74	692
5/25 1 YR CMT	3	1,287,000.00	0.14%	4.575	359	72.16	720
5/25 1 YR CMT IO	6	1,562,606.00	0.17%	5.421	358	76.26	691
5/25 1 YR LIBOR ARM	43	12,857,036.90	1.40%	5.354	359	75.74	730
5/25 1 YR LIBOR ARM IO	140	46,374,715.32	5.07%	5.279	358	76.15	733
5/25 6 MO LIBOR ARM	2	252,748.14	0.03%	5.315	358	79.99	724
5/25 6 MO LIBOR ARM IO	20	3,616,614.36	0.40%	5.289	358	78.38	726
6 MONTH LIBOR IO	1,011	345,038,092.94	37.69%	4.132	358	72.95	724
7/23 1 YR CMT	1	497,400.00	0.05%	5.625	359	73.15	716
7/23 1 YR LIBOR ARM	7	3,182,540.70	0.35%	5.441	359	78.55	734
7/23 1 YR LIBOR ARM IO	14	5,690,565.00	0.62%	5.294	359	78.13	751
7/23 6 MO LIBOR ARM	1	126,800.00	0.01%	5.125	359	80.00	707
MTA NEGAM	557	292,547,823.15	31.95%	3.536	361	69.83	721

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Index Code	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Month LIBOR	451	155,235,685.44	16.96%	3.808	359	69.89	724
1 YR CMT	24	7,833,143.73	0.86%	4.878	359	75.82	706
1 YR LIBOR	267	90,065,157.30	9.84%	5.217	358	75.91	733
1 YR MTA	557	292,547,823.15	31.95%	3.536	361	69.83	721
6 Month LIBOR	1,153	369,871,668.82	40.40%	4.231	358	73.31	722

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

20

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Simultaneous Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Simultaneous 2nd	1,925	748,423,441.53	81.75%	3.944	360	71.28	722
Simultaneous 2nd	527	167,130,036.91	18.25%	4.468	358	74.63	726

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	1,823	599,339,057.35	65.46%	4.242	359	72.82	724
Not Interest Only	629	316,214,421.09	34.54%	3.656	361	70.14	722

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	1,948	663,892,473.45	72.51%	4.103	359	72.56	724
Prepay Penalty: 12 months	282	147,820,408.87	16.15%	3.811	361	69.44	723
Prepay Penalty: 36 months	185	88,757,450.32	9.69%	3.906	360	71.54	719
Prepay Penalty: 60 months	37	15,083,145.80	1.65%	4.289	357	68.98	717

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full/Alt	1,498	496,168,355.72	54.19%	3.980	359	73.56	720
No Doc	6	1,372,630.23	0.15%	4.849	358	63.47	722
Reduced	581	297,414,967.55	32.48%	3.817	361	68.70	725
Stated Income	239	78,899,478.97	8.62%	4.668	358	71.42	724
Streamline	128	41,698,045.97	4.55%	5.126	359	76.03	738

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

21

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	575	220,480,195.62	24.08%	3.985	359	67.09	721
Purchase	1,116	415,508,331.09	45.38%	4.142	359	76.89	725
Rate/Term Refinance	761	279,564,951.73	30.54%	3.931	360	68.26	721

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2-4 Units	20	9,968,930.13	1.09%	3.984	357	71.18	707
Condominium	307	97,739,875.44	10.68%	4.154	359	75.85	728
PUD	376	127,113,171.27	13.88%	4.063	358	73.55	725
Single Family Detached	1,668	655,408,296.18	71.59%	3.983	360	70.85	722
Townhouse	81	25,323,205.42	2.77%	4.965	359	75.65	728

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	73	24,720,642.43	2.70%	4.747	358	67.86	739
Primary	2,229	836,353,026.51	91.35%	4.032	359	72.07	722
Second Home	150	54,479,809.50	5.95%	3.836	361	71.00	732

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

22

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	10	1,876,370.00	0.20%	4.640	358	82.87	703
Alaska	3	971,505.00	0.11%	4.185	360	77.31	743
Arizona	87	27,045,212.26	2.95%	3.973	358	73.01	727
Arkansas	1	130,000.00	0.01%	5.625	359	80.00	767
California	972	451,116,886.44	49.27%	3.995	360	70.86	723
Colorado	83	27,970,260.93	3.06%	3.899	358	72.86	719
Connecticut	13	6,277,868.91	0.69%	3.255	357	68.52	745
Delaware	4	1,509,662.42	0.16%	4.229	357	74.79	717
District of Columbia	11	4,052,162.78	0.44%	4.214	358	75.13	710
Florida	142	47,293,786.16	5.17%	4.016	360	72.81	723
Georgia	70	21,218,799.89	2.32%	4.006	358	74.01	722
Hawaii	7	2,038,000.00	0.22%	4.299	359	65.47	731
Idaho	3	814,850.00	0.09%	5.232	359	81.66	722
Illinois	81	35,263,378.78	3.85%	3.941	358	70.05	723
Indiana	17	3,784,520.02	0.41%	3.402	359	77.27	727
Iowa	1	98,720.00	0.01%	3.625	359	78.35	741
Kansas	3	869,160.50	0.09%	5.097	359	76.08	724
Kentucky	19	2,872,481.22	0.31%	4.361	359	81.54	709
Louisiana	3	800,200.00	0.09%	4.539	359	81.55	696
Maine	3	341,720.00	0.04%	4.781	353	60.06	749
Maryland	101	38,164,047.36	4.17%	4.205	358	71.35	730
Massachusetts	43	16,078,061.57	1.76%	4.007	358	69.52	719
Michigan	104	24,935,386.96	2.72%	4.558	358	74.28	713
Minnesota	28	6,561,302.34	0.72%	4.082	358	75.25	711
Mississippi	2	256,049.10	0.03%	5.747	358	83.37	703
Missouri	32	8,571,159.99	0.94%	3.982	358	77.67	726
Montana	1	210,000.00	0.02%	3.875	358	70.00	770
Nebraska	2	268,480.08	0.03%	4.686	359	83.31	721
Nevada	45	14,645,149.60	1.60%	4.003	358	76.75	718
New Hampshire	3	776,100.00	0.08%	5.501	358	76.65	665
New Jersey	65	23,557,892.47	2.57%	4.081	358	69.76	716
New Mexico	5	1,009,600.00	0.11%	4.204	359	73.04	730
New York	30	12,871,719.12	1.41%	3.857	358	68.37	728
North Carolina	57	14,700,914.06	1.61%	4.342	358	73.12	721
Ohio	59	10,650,718.35	1.16%	4.059	358	76.40	715
Oklahoma	8	1,791,028.15	0.20%	4.551	357	78.04	715
Oregon	18	7,289,388.30	0.80%	3.686	363	69.01	735
Pennsylvania	26	6,599,173.20	0.72%	4.222	368	72.93	738
Rhode Island	1	199,200.00	0.02%	4.500	358	80.00	760
South Carolina	17	5,511,651.80	0.60%	4.253	354	76.07	710
South Dakota	3	388,059.10	0.04%	5.687	358	74.40	723
Tennessee	26	5,655,556.48	0.62%	4.092	359	75.69	727
Texas	26	7,098,472.44	0.78%	3.825	365	78.11	732
Utah	29	7,410,883.95	0.81%	4.227	366	74.61	721
Vermont	1	113,600.00	0.01%	6.375	359	80.00	662
Virginia	131	45,821,743.75	5.00%	4.180	358	72.50	717
Washington	45	15,414,142.52	1.68%	4.007	358	74.07	739
Wisconsin	10	2,039,702.44	0.22%	4.592	358	80.76	718
Wyoming	1	618,750.00	0.07%	3.750	359	75.00	700

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

23

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	34	11,982,216.18	1.31%	3.018	359	60.61	742
1.500 - 1.999	474	170,423,979.71	18.61%	3.822	359	70.96	726
2.000 - 2.499	1,434	503,247,163.68	54.97%	4.057	359	73.09	723
2.500 - 2.999	475	217,251,338.16	23.73%	4.196	361	70.16	721
3.000 - 3.499	33	12,107,280.71	1.32%	4.565	357	76.67	698
3.500 - 3.999	2	541,500.00	0.06%	5.020	359	95.00	682

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	33	11,769,516.18	1.29%	3.002	359	60.26	740
1.500 - 1.999	475	170,611,979.71	18.63%	3.822	359	70.97	726
2.000 - 2.499	1,426	498,595,313.68	54.46%	4.066	359	73.11	723
2.500 - 2.999	453	209,166,352.51	22.85%	4.167	362	70.04	721
3.000 - 3.499	16	5,681,709.14	0.62%	4.934	357	77.70	704
3.500 - 3.999	7	2,824,894.19	0.31%	3.998	358	80.43	701
4.000 - 4.499	33	14,532,513.03	1.59%	4.246	357	71.91	715
4.500 - 4.999	7	1,954,700.00	0.21%	4.556	358	78.81	717
5.000 - 5.499	2	416,500.00	0.05%	5.202	358	85.00	704

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.000 - 8.499	1	376,525.67	0.04%	4.750	358	79.87	759
9.000 - 9.499	9	2,268,910.00	0.25%	4.322	359	82.38	722
9.500 - 9.999	583	297,732,788.04	32.52%	3.567	362	70.15	722
10.000 - 10.499	152	56,228,541.51	6.14%	4.744	358	74.25	730
10.500 - 10.999	183	58,216,948.06	6.36%	5.182	358	73.82	720
11.000 - 11.499	117	25,270,328.44	2.76%	5.658	358	77.89	710
11.500 - 11.999	18	5,310,456.35	0.58%	4.915	347	75.41	681
12.000 - 12.499	1,380	467,910,593.26	51.11%	4.013	359	72.04	724
12.500 - 12.999	3	304,014.60	0.03%	6.005	358	88.60	697
13.500 - 13.999	1	618,750.00	0.07%	3.750	359	75.00	700
14.000 - 14.499	1	123,813.88	0.01%	4.500	357	80.00	689
15.500 - 15.999	1	310,000.00	0.03%	3.875	359	81.58	683
16.000 - 16.499	2	703,808.63	0.08%	4.250	358	66.88	727
16.500 - 16.999	1	178,000.00	0.02%	4.500	359	77.39	760

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

24

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	1,945	763,699,602.34	83.41%	3.833	360	71.12	723
1.000	74	29,121,999.19	3.18%	4.261	357	73.30	717
2.000	66	21,014,923.11	2.30%	4.771	359	76.17	724
3.000	115	19,531,629.00	2.13%	5.725	359	79.43	691
5.000	224	76,083,377.92	8.31%	5.308	358	76.22	733
6.000	28	6,101,946.88	0.67%	5.128	358	69.55	724

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	1,945	763,699,602.34	83.41%	3.833	360	71.12	723
1.000	189	48,653,628.19	5.31%	4.849	358	75.76	707
2.000	318	103,200,247.91	11.27%	5.188	358	75.82	730

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
02/01/05	1,017	451,316,306.55	49.29%	3.633	360	69.86	722
03/01/05	19	7,407,050.07	0.81%	4.028	355	78.06	702
04/01/05	45	16,023,559.37	1.75%	4.007	357	70.89	720
05/01/05	323	104,492,829.78	11.41%	3.924	358	72.43	724
06/01/05	579	200,382,024.95	21.89%	4.243	359	73.00	724
07/01/05	36	13,199,830.81	1.44%	4.343	359	76.49	719
11/01/05	1	444,000.00	0.05%	4.000	358	77.22	749
12/01/05	3	1,523,000.00	0.17%	4.218	359	79.33	751
07/01/07	1	138,950.00	0.02%	5.375	354	70.00	661
08/01/07	1	436,000.00	0.05%	5.375	355	80.00	755
09/01/07	1	329,600.00	0.04%	5.625	356	80.00	708
10/01/07	1	463,200.00	0.05%	5.125	357	80.00	625
11/01/07	16	4,256,571.49	0.46%	4.788	358	73.39	726
12/01/07	158	33,388,229.00	3.65%	5.332	359	77.77	704
01/01/08	1	212,000.00	0.02%	5.250	360	80.00	708
06/01/09	1	592,000.00	0.06%	5.625	353	80.00	732
07/01/09	1	232,786.00	0.03%	5.250	354	80.00	788
09/01/09	4	1,028,050.00	0.11%	5.477	356	71.69	720
10/01/09	42	14,293,442.52	1.56%	5.357	357	74.82	734
11/01/09	44	10,255,939.05	1.12%	5.287	358	78.13	727
12/01/09	121	39,236,603.15	4.29%	5.246	359	76.09	731
01/01/10	1	311,900.00	0.03%	5.250	360	79.99	732
10/01/11	1	840,000.00	0.09%	5.125	357	80.00	756
11/01/11	4	2,000,940.70	0.22%	5.494	358	78.13	730
12/01/11	17	6,436,366.00	0.70%	5.346	359	77.68	747
01/01/12	1	219,999.00	0.02%	5.375	360	80.00	701
12/01/14	12	5,624,300.00	0.61%	5.386	359	68.85	732
01/01/15	1	468,000.00	0.05%	5.500	360	80.00	796

Total	2,452	915,553,478.44	100.00%	4.040	359	71.90	723

26

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Group I Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$292,547,823	$225,708	$1,497,594
Average Scheduled Principal Balance	$525,221
Number of Mortgage Loans	557

Weighted Average Gross Coupon	3.536%	1.000%	5.007%
Weighted Average FICO Score	721	622	847
Weighted Average Combined Original LTV	69.83%	16.72%	100.00%

Weighted Average Original Term	365 months	360 months	480 months
Weighted Average Stated Remaining Term	361 months	328 months	479 months
Weighted Average Seasoning	4 months	1 months	32 months

Weighted Average Gross Margin	2.510%	2.000%	3.330%
Weighted Average Minimum Interest Rate	2.512%	2.000%	3.330%
Weighted Average Maximum Interest Rate	9.977%	9.950%	11.950%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	123%	110%	125%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		May 1 2032	Dec 1 2044
Maximum Zip Code Concentration	0.94%	95070

ARM	100.00%	Single Family Detached	88.90%
		Condominium	9.59%
MTA NEGAM	100.00%	2-4 Units	1.50%

Prepay Penalty: N/A	23.58%	Primary	92.29%
Prepay Penalty: 12 months	50.53%	Second Home	6.98%
Prepay Penalty: 36 months	25.90%	Investor	0.73%

First Lien	100.00%	Top 5 States:
		California	58.41%
Reduced	61.20%	Colorado	4.30%
Full/Alt	38.62%	Florida	3.84%
Streamline	0.18%	Illinois	3.12%
		Virginia	3.10%
Rate/Term Refinance	42.54%
Purchase	41.40%
Cash Out Refinance	16.06%

27

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Washington Mutual	557	292,547,823.15	100.00%	3.536	361	69.83	721

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Washington Mutual	557	292,547,823.15	100.00%	3.536	361	69.83	721

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
200,000.01 - 250,000.00	1	225,708.21	0.08%	4.277	356	80.00	688
350,000.01 - 400,000.00	121	46,058,791.15	15.74%	3.420	364	71.66	718
400,000.01 - 450,000.00	101	42,848,586.08	14.65%	3.711	359	72.83	718
450,000.01 - 500,000.00	86	40,909,092.24	13.98%	3.658	363	70.32	721
500,000.01 - 550,000.00	71	37,411,633.61	12.79%	3.605	363	73.16	726
550,000.01 - 600,000.00	48	27,775,388.45	9.49%	3.355	360	73.43	715
600,000.01 - 650,000.00	41	25,791,822.76	8.82%	3.572	362	73.23	724
650,000.01 - 700,000.00	35	23,826,253.99	8.14%	3.262	367	71.20	722
700,000.01 - 750,000.00	20	14,552,946.23	4.97%	3.149	357	68.68	728
750,000.01 - 800,000.00	9	7,054,110.82	2.41%	2.474	358	50.19	716
800,000.01 - 850,000.00	3	2,458,726.60	0.84%	3.282	357	60.00	744
850,000.01 - 900,000.00	2	1,789,403.70	0.61%	4.402	357	38.89	771
950,000.01 - 1,000,000.00	6	5,907,992.36	2.02%	4.432	355	57.71	714
1,000,000.01+	13	15,937,366.95	5.45%	4.013	356	52.62	717

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	113	59,431,882.39	20.32%	1.040	359	68.35	721
1.500 - 1.999	12	6,293,305.44	2.15%	1.605	442	68.18	724
3.500 - 3.999	23	12,530,279.51	4.28%	3.845	355	69.74	718
4.000 - 4.499	388	202,224,026.50	69.13%	4.246	360	70.64	721
4.500 - 4.999	20	11,084,517.41	3.79%	4.579	355	64.51	724
5.000 - 5.499	1	983,811.90	0.34%	5.007	356	64.80	724

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

28

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	2	937,855.91	0.32%	4.241	408	80.00	623
625-649	27	13,152,136.90	4.50%	3.953	358	76.00	641
650-674	40	20,045,378.45	6.85%	3.946	357	69.60	662
675-699	108	58,216,119.39	19.90%	3.384	362	68.21	689
700+	380	200,196,332.50	68.43%	3.508	362	69.87	742

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	39	25,657,183.88	8.77%	3.774	363	40.54	731
50.00- 54.99	24	13,536,011.36	4.63%	3.015	367	52.05	731
55.00- 59.99	26	16,012,388.52	5.47%	3.069	364	57.16	722
60.00- 64.99	40	22,353,837.55	7.64%	3.515	359	62.84	725
65.00- 69.99	53	29,097,956.29	9.95%	3.315	356	66.98	723
70.00- 74.99	90	46,130,852.29	15.77%	3.709	361	72.53	717
75.00- 79.99	114	56,269,214.07	19.23%	3.367	360	76.99	720
80.00	158	77,456,111.51	26.48%	3.752	364	80.00	717
80.01- 84.99	3	1,419,788.92	0.49%	3.042	356	82.12	717
85.00- 89.99	2	1,072,908.60	0.37%	2.257	358	86.71	652
90.00- 94.99	6	2,449,401.51	0.84%	4.195	355	90.54	727
100.00	2	1,092,168.65	0.37%	4.059	355	100.00	745

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	531	279,727,848.07	95.62%	3.545	356	69.82	721
480	26	12,819,975.08	4.38%	3.331	477	70.00	718

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
321-330	1	577,609.81	0.20%	4.427	328	75.00	669
331-340	3	1,520,012.99	0.52%	3.995	332	74.17	655
341-350	7	3,129,535.87	1.07%	4.333	350	69.75	682
351-360	520	274,500,689.40	93.83%	3.532	356	69.79	722
461-470	1	419,547.15	0.14%	4.197	470	80.00	622
471-480	25	12,400,427.93	4.24%	3.302	477	69.66	721

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

29

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	43	22,658,424.09	7.75%	3.610	361	65.76	741
20.01 -25.00	44	26,180,879.33	8.95%	3.300	361	64.58	732
25.01 -30.00	76	39,735,977.16	13.58%	3.379	361	67.28	724
30.01 -35.00	118	61,673,497.90	21.08%	3.726	363	70.63	717
35.01 -40.00	115	58,913,660.49	20.14%	3.524	359	71.40	717
40.01 -45.00	74	37,332,034.25	12.76%	3.647	363	73.71	713
45.01 -50.00	42	22,153,849.34	7.57%	3.650	361	72.48	713
50.01 -55.00	23	11,201,571.67	3.83%	3.135	368	67.42	731
55.01 -60.00	8	5,270,283.24	1.80%	2.986	357	70.70	714
60.01+	6	2,833,092.01	0.97%	3.750	356	70.61	724
None	8	4,594,553.67	1.57%	3.505	356	71.12	720

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	557	292,547,823.15	100.00%	3.536	361	69.83	721

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MTA NEGAM	557	292,547,823.15	100.00%	3.536	361	69.83	721

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Simultaneous 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Simultaneous 2nd	557	292,547,823.15	100.00%	3.536	361	69.83	721

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	125	68,972,021.01	23.58%	2.639	362	69.37	719
Prepay Penalty: 12 months	282	147,820,408.87	50.53%	3.811	361	69.44	723
Prepay Penalty: 36 months	150	75,755,393.27	25.90%	3.816	361	71.02	719

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

30

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	557	292,547,823.15	100.00%	3.536	361	69.83	721

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced	337	179,042,670.63	61.20%	3.502	362	67.52	729
Full/Alt	219	112,978,693.15	38.62%	3.586	360	73.45	708
Streamline	1	526,459.37	0.18%	4.227	353	80.00	762

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Rate/Term Refinance	241	124,444,024.04	42.54%	3.675	362	67.38	726
Purchase	234	121,121,268.13	41.40%	3.553	361	74.91	719
Cash Out Refinance	82	46,982,530.98	16.06%	3.123	361	63.23	713

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family Detached	490	260,086,271.77	88.90%	3.519	362	69.40	721
Condominium	60	28,062,409.16	9.59%	3.664	359	73.75	723
2-4 Units	7	4,399,142.22	1.50%	3.686	356	70.21	700

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	512	269,999,222.98	92.29%	3.534	361	69.98	720
Second Home	41	20,423,501.15	6.98%	3.436	366	68.15	727
Investor	4	2,125,099.02	0.73%	4.728	356	66.50	741

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

31

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	17	8,263,908.86	2.82%	3.575	356	67.84	721
California	320	170,889,517.67	58.41%	3.671	363	71.43	719
Colorado	24	12,585,925.93	4.30%	3.609	356	68.65	721
Connecticut	9	4,939,868.91	1.69%	2.904	357	66.66	743
Delaware	1	447,162.42	0.15%	4.327	355	80.00	730
Florida	23	11,232,779.51	3.84%	3.157	367	66.19	736
Georgia	2	2,218,401.80	0.76%	3.205	358	58.11	690
Illinois	17	9,138,748.68	3.12%	3.613	356	70.03	715
Indiana	2	1,069,000.00	0.37%	1.000	358	76.81	716
Maryland	8	4,075,515.41	1.39%	3.022	357	60.99	717
Massachusetts	16	8,323,266.41	2.85%	3.501	357	65.35	716
Michigan	16	7,719,935.96	2.64%	3.474	357	70.67	744
Minnesota	4	1,872,720.54	0.64%	3.410	357	72.40	703
Missouri	3	1,683,698.82	0.58%	2.772	358	70.53	733
Nevada	10	4,903,319.60	1.68%	3.105	357	75.27	714
New Jersey	10	5,384,422.80	1.84%	3.269	357	61.76	719
New York	12	6,118,101.12	2.09%	3.127	357	61.23	722
North Carolina	4	2,706,373.60	0.93%	4.291	357	63.88	722
Ohio	2	792,229.72	0.27%	4.277	356	79.51	734
Oklahoma	1	399,358.79	0.14%	4.327	355	64.52	688
Oregon	12	5,970,268.30	2.04%	3.477	364	66.78	734
Pennsylvania	3	1,450,262.47	0.50%	3.223	402	66.12	724
South Carolina	4	2,338,683.80	0.80%	4.287	349	76.03	701
Texas	4	1,761,148.99	0.60%	2.923	384	76.36	730
Utah	2	1,175,086.59	0.40%	4.245	405	63.02	732
Virginia	19	9,068,983.07	3.10%	3.020	357	68.50	718
Washington	12	6,019,133.38	2.06%	3.032	357	67.41	737

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	235	122,331,640.62	41.82%	2.767	360	71.26	719
2.500 - 2.999	320	168,836,782.82	57.71%	4.081	362	68.80	722
3.000 - 3.499	2	1,379,399.71	0.47%	4.970	356	69.16	715

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

32

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	233	120,680,890.62	41.25%	2.789	360	71.30	719
2.500 - 2.999	322	170,487,532.82	58.28%	4.053	362	68.79	723
3.000 - 3.499	2	1,379,399.71	0.47%	4.970	356	69.16	715

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	537	281,083,797.84	96.08%	3.508	362	69.76	721
10.000 - 10.499	11	6,686,139.11	2.29%	4.401	355	70.61	736
10.500 - 10.999	4	2,277,155.11	0.78%	3.841	356	70.30	715
11.000 - 11.499	1	403,108.29	0.14%	4.177	356	80.00	654
11.500 - 11.999	4	2,097,622.80	0.72%	4.114	331	74.40	659

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	89	44,808,724.17	15.32%	3.161	359	70.40	717
125.000	468	247,739,098.98	84.68%	3.604	362	69.73	722

Total	557	292,547,823.15	100.00%	3.536	361	69.83	721

33

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Group II Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$502,240,778	$54,400	$1,915,000
Average Scheduled Principal Balance	$342,593
Number of Mortgage Loans	1,466

Weighted Average Gross Coupon	4.032%	1.000%	5.250%
Weighted Average FICO Score	724	611	832
Weighted Average Combined Original LTV	72.03%	13.39%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	340 months	360 months
Weighted Average Seasoning	1 months	0 months	20 months

Weighted Average Gross Margin	2.011%	1.000%	3.625%
Weighted Average Minimum Interest Rate	2.067%	1.000%	5.250%
Weighted Average Maximum Interest Rate	11.908%	8.000%	16.500%
Weighted Average Initial Rate Cap	1.063%	1.000%	2.000%
Weighted Average Subsequent Rate Cap	1.063%	1.000%	2.000%
Weighted Average Months to Roll	3 months	1 months	11 months

Maturity Date		May 1 2033	Jan 1 2035
Maximum Zip Code Concentration	0.82%	90049

ARM	100.00%	Cash Out Refinance	26.78%
		Purchase	45.84%
1 MONTH LIBOR	0.12%	Rate/Term Refinance	27.38%
1 MONTH LIBOR IO	30.79%
1 YR LIBOR	0.09%	2-4 Units	1.00%
1 YR LIBOR IO	0.31%	Condominium	11.38%
6 MONTH LIBOR IO	68.70%	PUD	24.10%
		Single Family Detached	62.86%
Interest Only	99.79%	Townhouse	0.66%
Not Interest Only	0.21%
		Investor	2.96%
Prepay Penalty: N/A	95.29%	Primary	90.54%
Prepay Penalty: 36 months	1.71%	Second Home	6.50%
Prepay Penalty: 60 months	3.00%
		1 Month LIBOR	30.91%
First Lien	100.00%	1 YR LIBOR	0.39%
		6 Month LIBOR	68.70%
Full/Alt	67.45%
No Doc	0.20%	Top 5 States:
Reduced	23.36%	California	46.43%
Stated Income	8.82%	Florida	6.55%
Streamline	0.17%	Virginia	4.78%
		Illinois	4.78%
		Maryland	4.70%

34

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Countrywide	1,050	354,604,330.99	70.60%	4.106	359	72.70	722
NatCity	357	122,250,534.93	24.34%	3.764	358	70.30	732
Virtual Bank	59	25,385,912.46	5.05%	4.286	357	70.95	719

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Countrywide	1,020	343,959,245.79	68.48%	4.102	359	72.67	722
E-LOAN	4	1,967,000.00	0.39%	4.169	359	78.85	751
Nat Bank of Commerce	5	971,237.72	0.19%	4.412	358	66.06	709
NatCity	357	122,250,534.93	24.34%	3.764	358	70.30	732
Secured Bankers	9	3,295,000.00	0.66%	4.553	359	73.47	725
United Federal Mortgage	12	4,411,847.48	0.88%	4.037	354	72.96	707
Virtual Bank	59	25,385,912.46	5.05%	4.286	357	70.95	719

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	53	4,471,255.02	0.89%	4.226	359	72.19	715
100,000.01 - 150,000.00	159	20,311,422.27	4.04%	4.181	359	78.46	718
150,000.01 - 200,000.00	192	33,617,518.83	6.69%	4.186	358	75.07	725
200,000.01 - 250,000.00	172	38,710,802.41	7.71%	4.016	358	73.02	722
250,000.01 - 300,000.00	179	49,533,793.33	9.86%	3.933	359	70.90	724
300,000.01 - 350,000.00	153	49,882,022.63	9.93%	3.918	358	73.02	733
350,000.01 - 400,000.00	124	46,775,653.49	9.31%	4.016	358	72.74	731
400,000.01 - 450,000.00	110	46,889,219.50	9.34%	3.998	359	75.30	725
450,000.01 - 500,000.00	90	42,823,118.75	8.53%	4.027	359	72.73	725
500,000.01 - 550,000.00	52	27,330,408.28	5.44%	4.043	359	71.95	711
550,000.01 - 600,000.00	39	22,560,540.22	4.49%	3.885	359	75.46	728
600,000.01 - 650,000.00	63	40,233,137.58	8.01%	3.985	358	69.52	724
650,000.01 - 700,000.00	9	6,140,584.99	1.22%	4.069	358	67.46	707
700,000.01 - 750,000.00	5	3,589,323.08	0.71%	4.283	358	68.93	709
750,000.01 - 800,000.00	7	5,456,937.00	1.09%	4.192	358	69.27	699
800,000.01 - 850,000.00	3	2,465,000.00	0.49%	3.999	358	48.00	750
850,000.01 - 900,000.00	9	7,918,335.00	1.58%	4.058	359	72.39	737
900,000.01 - 950,000.00	6	5,570,718.00	1.11%	4.145	359	70.25	692
950,000.01 - 1,000,000.00	20	19,902,888.00	3.96%	4.193	359	64.93	720
1,000,000.01+	21	28,058,100.00	5.59%	4.160	359	65.03	721

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

35

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	333,000.00	0.07%	1.000	359	54.59	772
2.500 - 2.999	23	7,702,901.23	1.53%	2.842	359	61.43	739
3.000 - 3.499	102	33,467,712.51	6.66%	3.266	359	62.43	734
3.500 - 3.999	542	192,491,058.82	38.33%	3.745	358	71.20	729
4.000 - 4.499	464	166,026,240.02	33.06%	4.183	358	72.46	720
4.500 - 4.999	302	91,083,937.33	18.14%	4.637	359	76.85	716
5.000 - 5.499	32	11,135,928.47	2.22%	5.011	358	76.98	711

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	11	2,392,950.00	0.48%	4.280	359	81.08	620
625-649	55	17,074,050.83	3.40%	4.245	358	76.47	637
650-674	108	41,081,585.12	8.18%	4.153	358	73.72	665
675-699	266	87,445,654.06	17.41%	4.040	359	72.81	687
700+	1,026	354,246,538.37	70.53%	4.004	359	71.36	745

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	92	30,082,358.93	5.99%	3.743	358	39.91	742
50.00- 54.99	56	20,826,247.93	4.15%	3.797	359	52.59	739
55.00- 59.99	50	22,598,448.84	4.50%	3.845	359	57.00	722
60.00- 64.99	85	36,998,220.41	7.37%	3.931	359	62.56	726
65.00- 69.99	124	52,415,593.42	10.44%	3.909	359	67.52	726
70.00- 74.99	146	58,754,942.07	11.70%	4.031	358	72.22	722
75.00- 79.99	227	79,026,165.56	15.73%	4.036	359	77.44	721
80.00	572	177,115,587.80	35.27%	4.167	359	80.00	723
80.01- 84.99	17	4,240,027.86	0.84%	4.078	357	83.07	700
85.00- 89.99	24	5,134,556.87	1.02%	4.253	358	87.65	697
90.00- 94.99	37	7,501,429.62	1.49%	4.135	358	91.33	704
95.00- 99.99	36	7,547,199.07	1.50%	4.265	359	95.00	709

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

36

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	3	1,036,994.47	0.21%	3.251	358	70.51	759
60	65	27,694,911.22	5.51%	4.345	358	71.28	720
120	1,398	473,508,872.69	94.28%	4.015	359	72.07	724

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
331-340	1	377,006.77	0.08%	4.625	340	80.00	708
341-350	5	1,452,493.76	0.29%	4.010	350	72.77	719
351-360	1,460	500,411,277.85	99.64%	4.031	359	72.02	724

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	114	38,546,725.35	7.67%	3.964	358	67.81	725
20.01 -25.00	116	32,459,512.46	6.46%	3.913	358	69.30	733
25.01 -30.00	143	53,482,261.26	10.65%	3.919	358	70.42	725
30.01 -35.00	241	89,620,641.46	17.84%	4.005	359	70.66	725
35.01 -40.00	287	101,599,834.63	20.23%	3.989	359	72.28	724
40.01 -45.00	343	115,718,472.38	23.04%	4.163	359	74.99	723
45.01 -50.00	139	45,691,160.97	9.10%	4.046	359	72.45	721
50.01 -55.00	51	13,617,079.20	2.71%	4.141	359	76.35	715
55.01 -60.00	4	2,346,335.00	0.47%	4.075	359	76.08	727
60.01+	3	764,000.00	0.15%	3.984	358	80.00	728
None	25	8,394,755.67	1.67%	4.260	356	71.69	716

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

37

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 MONTH LIBOR	2	608,994.47	0.12%	2.813	358	63.84	740
1 MONTH LIBOR IO	449	154,626,690.97	30.79%	3.812	359	69.92	724
1 YR LIBOR	1	428,000.00	0.09%	3.875	359	80.00	786
1 YR LIBOR IO	3	1,539,000.00	0.31%	4.250	359	78.53	741
6 MONTH LIBOR IO	1,011	345,038,092.94	68.70%	4.132	358	72.95	724

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Index Code	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Month LIBOR	451	155,235,685.44	30.91%	3.808	359	69.89	724
1 YR LIBOR	4	1,967,000.00	0.39%	4.169	359	78.85	751
6 Month LIBOR	1,011	345,038,092.94	68.70%	4.132	358	72.95	724

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Simultaneous Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Simultaneous 2nd	1,177	397,056,058.24	79.06%	4.036	359	71.93	724
Simultaneous 2nd	289	105,184,720.14	20.94%	4.016	358	72.40	725

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	1,463	501,203,783.91	99.79%	4.033	359	72.03	724
Not Interest Only	3	1,036,994.47	0.21%	3.251	358	70.51	759

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

38

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	1,406	478,586,585.10	95.29%	4.021	359	72.08	724
Prepay Penalty: 36 months	23	8,571,047.48	1.71%	4.179	356	74.14	714
Prepay Penalty: 60 months	37	15,083,145.80	3.00%	4.289	357	68.98	717

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full/Alt	1,109	338,751,380.45	67.45%	3.946	358	73.09	725
No Doc	4	982,908.19	0.20%	4.607	358	56.91	736
Reduced	242	117,331,796.92	23.36%	4.283	359	70.42	719
Stated Income	109	44,301,692.82	8.82%	4.008	358	68.30	726
Streamline	2	873,000.00	0.17%	4.194	359	79.72	750

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	373	134,518,241.86	26.78%	3.875	358	66.27	726
Purchase	657	230,219,815.87	45.84%	4.166	359	77.57	727
Rate/Term Refinance	436	137,502,720.65	27.38%	3.961	358	68.38	717

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2-4 Units	11	5,000,987.91	1.00%	4.072	359	71.17	715
Condominium	195	57,161,333.42	11.38%	4.148	359	76.13	729
PUD	348	121,062,372.59	24.10%	3.994	358	73.46	725
Single Family Detached	901	315,725,148.16	62.86%	4.026	359	70.69	723
Townhouse	11	3,290,936.30	0.66%	3.883	358	77.04	721

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

39

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	34	14,859,688.29	2.96%	4.370	358	66.38	735
Primary	1,331	454,731,447.48	90.54%	4.022	359	72.19	723
Second Home	101	32,649,642.61	6.50%	4.009	359	72.38	736

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

40

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	6	1,280,370.00	0.25%	4.068	358	81.73	718
Alaska	3	971,505.00	0.19%	4.185	360	77.31	743
Arizona	59	16,492,699.40	3.28%	3.960	358	74.81	733
California	530	233,210,861.08	46.43%	3.995	359	69.59	725
Colorado	56	14,536,735.00	2.89%	4.064	359	76.35	714
Connecticut	3	1,175,200.00	0.23%	4.365	358	73.15	753
Delaware	3	1,062,500.00	0.21%	4.187	358	72.60	712
District of Columbia	7	2,853,862.78	0.57%	3.821	358	74.97	704
Florida	104	32,886,107.65	6.55%	4.167	358	74.16	719
Georgia	58	16,778,019.99	3.34%	3.955	359	75.58	727
Hawaii	6	1,778,000.00	0.35%	4.106	359	68.07	747
Idaho	1	370,400.00	0.07%	4.375	358	80.00	704
Illinois	59	24,013,910.10	4.78%	3.947	358	70.59	727
Indiana	11	2,096,050.02	0.42%	4.135	359	77.97	732
Iowa	1	98,720.00	0.02%	3.625	359	78.35	741
Kansas	1	252,560.50	0.05%	3.750	358	80.00	764
Kentucky	17	2,542,181.22	0.51%	4.242	359	81.36	710
Louisiana	3	800,200.00	0.16%	4.539	359	81.55	696
Maine	1	200,000.00	0.04%	4.125	349	46.51	792
Maryland	63	23,593,167.95	4.70%	3.901	358	70.19	732
Massachusetts	22	6,045,495.16	1.20%	4.342	359	73.49	718
Michigan	37	8,286,562.00	1.65%	4.400	359	73.79	700
Minnesota	22	4,351,081.80	0.87%	4.279	358	76.29	711
Missouri	27	6,424,961.17	1.28%	4.170	359	79.38	724
Montana	1	210,000.00	0.04%	3.875	358	70.00	770
Nebraska	2	268,480.08	0.05%	4.686	359	83.31	721
Nevada	28	7,410,030.00	1.48%	4.284	359	79.25	722
New Hampshire	1	121,500.00	0.02%	4.500	359	75.00	631
New Jersey	42	14,834,024.31	2.95%	4.036	358	71.92	714
New Mexico	4	820,800.00	0.16%	3.964	359	71.75	740
New York	8	3,491,200.00	0.70%	4.085	358	70.68	719
North Carolina	37	8,924,242.59	1.78%	4.033	359	75.24	724
Ohio	55	9,616,765.21	1.91%	4.000	358	76.14	714
Oklahoma	4	879,749.36	0.18%	4.455	358	83.40	725
Oregon	4	783,920.00	0.16%	4.134	358	78.85	739
Pennsylvania	14	3,168,876.38	0.63%	4.113	359	73.12	753
Rhode Island	1	199,200.00	0.04%	4.500	358	80.00	760
South Carolina	12	2,787,968.00	0.56%	4.053	359	75.82	723
Tennessee	18	4,439,307.41	0.88%	3.754	359	75.33	731
Texas	19	4,977,273.45	0.99%	4.010	358	78.12	735
Utah	25	5,845,477.36	1.16%	4.182	359	76.59	716
Virginia	67	24,020,419.83	4.78%	4.037	358	71.39	715
Washington	16	5,312,591.14	1.06%	4.169	358	78.86	741
Wisconsin	7	1,409,052.44	0.28%	4.025	357	78.11	734
Wyoming	1	618,750.00	0.12%	3.750	359	75.00	700

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

41

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	34	11,982,216.18	2.39%	3.018	359	60.61	742
1.500 - 1.999	474	170,423,979.71	33.93%	3.822	359	70.96	726
2.000 - 2.499	795	268,373,389.88	53.44%	4.113	358	72.54	724
2.500 - 2.999	130	40,191,811.61	8.00%	4.539	358	74.67	718
3.000 - 3.499	31	10,727,881.00	2.14%	4.513	357	77.63	696
3.500 - 3.999	2	541,500.00	0.11%	5.020	359	95.00	682

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	33	11,769,516.18	2.34%	3.002	359	60.26	740
1.500 - 1.999	475	170,611,979.71	33.97%	3.822	359	70.97	726
2.000 - 2.499	789	265,372,289.88	52.84%	4.114	358	72.55	724
2.500 - 2.999	106	30,456,075.96	6.06%	4.617	359	75.38	716
3.000 - 3.499	14	4,302,309.43	0.86%	4.922	357	80.44	701
3.500 - 3.999	7	2,824,894.19	0.56%	3.998	358	80.43	701
4.000 - 4.499	33	14,532,513.03	2.89%	4.246	357	71.91	715
4.500 - 4.999	7	1,954,700.00	0.39%	4.556	358	78.81	717
5.000 - 5.499	2	416,500.00	0.08%	5.202	358	85.00	704

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.000 - 8.499	1	376,525.67	0.07%	4.750	358	79.87	759
9.500 - 9.999	7	2,939,850.49	0.59%	3.885	355	77.60	719
10.000 - 10.499	41	18,348,713.03	3.65%	4.243	358	71.73	721
10.500 - 10.999	27	9,604,386.66	1.91%	4.496	358	68.43	723
11.000 - 11.499	3	850,100.00	0.17%	5.099	358	82.45	727
11.500 - 11.999	1	255,000.00	0.05%	3.875	357	67.64	783
12.000 - 12.499	1,379	467,823,530.02	93.15%	4.012	359	72.04	724
12.500 - 12.999	1	108,300.00	0.02%	5.000	359	95.00	658
13.500 - 13.999	1	618,750.00	0.12%	3.750	359	75.00	700
14.000 - 14.499	1	123,813.88	0.02%	4.500	357	80.00	689
15.500 - 15.999	1	310,000.00	0.06%	3.875	359	81.58	683
16.000 - 16.499	2	703,808.63	0.14%	4.250	358	66.88	727
16.500 - 16.999	1	178,000.00	0.04%	4.500	359	77.39	760

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

42

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	1,388	471,151,779.19	93.81%	4.017	359	71.92	724
1.000	74	29,121,999.19	5.80%	4.261	357	73.30	717
2.000	4	1,967,000.00	0.39%	4.169	359	78.85	751

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	1,388	471,151,779.19	93.81%	4.017	359	71.92	724
1.000	74	29,121,999.19	5.80%	4.261	357	73.30	717
2.000	4	1,967,000.00	0.39%	4.169	359	78.85	751

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
02/01/05	460	158,768,483.40	31.61%	3.812	359	69.91	725
03/01/05	19	7,407,050.07	1.47%	4.028	355	78.06	702
04/01/05	45	16,023,559.37	3.19%	4.007	357	70.89	720
05/01/05	323	104,492,829.78	20.81%	3.924	358	72.43	724
06/01/05	579	200,382,024.95	39.90%	4.243	359	73.00	724
07/01/05	36	13,199,830.81	2.63%	4.343	359	76.49	719
11/01/05	1	444,000.00	0.09%	4.000	358	77.22	749
12/01/05	3	1,523,000.00	0.30%	4.218	359	79.33	751

Total	1,466	502,240,778.38	100.00%	4.032	359	72.03	724

43

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Group III Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$39,224,550	$47,000	$942,878
Average Scheduled Principal Balance	$219,132
Number of Mortgage Loans	179

Weighted Average Gross Coupon	5.273%	3.750%	6.375%
Weighted Average FICO Score	706	620	811
Weighted Average Combined Original LTV	77.35%	30.61%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	354 months	360 months
Weighted Average Seasoning	1 months	0 months	6 months

Weighted Average Gross Margin	2.318%	2.250%	2.875%
Weighted Average Minimum Interest Rate	2.318%	2.250%	2.875%
Weighted Average Maximum Interest Rate	10.768%	9.250%	11.625%
Weighted Average Initial Rate Cap	2.587%	2.000%	6.000%
Weighted Average Subsequent Rate Cap	1.502%	1.000%	2.000%
Weighted Average Months to Roll	35 months	30 months	36 months

Maturity Date		Jul 1 2034	Jan 1 2035
Maximum Zip Code Concentration	2.50%	94591

ARM	100.00%	Cash Out Refinance	34.25%
		Purchase	42.94%
3/27 1 YR CMT	2.40%	Rate/Term Refinance	22.81%
3/27 1 YR CMT IO	9.03%
3/27 1 YR LIBOR ARM	3.99%	2-4 Units	0.42%
3/27 1 YR LIBOR ARM IO	32.54%	Condominium	11.28%
3/27 6 MO LIBOR ARM IO	52.03%	PUD	8.01%
		Single Family Detached	62.60%
Interest Only	93.61%	Townhouse	17.69%
Not Interest Only	6.39%
		Investor	3.09%
Prepay Penalty: N/A	96.73%	Primary	95.14%
Prepay Penalty: 36 months	3.27%	Second Home	1.77%
First Lien	100.00%	1 YR CMT	11.44%
		1 YR LIBOR	36.53%
Full/Alt	53.31%	6 Month LIBOR	52.03%
Stated Income	28.86%
Streamline	17.84%	Top 5 States:
		California	24.85%
		Michigan	20.42%
		Virginia	12.14%
		Maryland	4.75%
		Florida	3.60%

44

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Countrywide	179	39,224,550.49	100.00%	5.273	359	77.35	706

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
E-LOAN	46	14,696,927.11	37.47%	4.778	359	75.04	725
Fidelity Trust and Mortgage	2	574,950.00	1.47%	5.375	355	77.58	732
First Service	13	3,543,260.00	9.03%	4.945	359	78.88	697
Nat Bank of Commerce	3	877,784.38	2.24%	4.767	358	63.46	713
Quicken	115	19,531,629.00	49.79%	5.725	359	79.43	691

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	47,000.00	0.12%	6.125	359	78.33	697
50,000.01 - 100,000.00	24	2,040,370.00	5.20%	5.879	359	76.38	702
100,000.01 - 150,000.00	46	5,838,290.00	14.88%	5.728	359	81.26	690
150,000.01 - 200,000.00	35	6,198,520.98	15.80%	5.407	359	77.70	719
200,000.01 - 250,000.00	18	4,022,720.00	10.26%	5.266	359	79.35	693
250,000.01 - 300,000.00	19	5,186,559.00	13.22%	5.304	359	77.34	696
300,000.01 - 350,000.00	14	4,634,700.00	11.82%	5.130	359	77.91	720
350,000.01 - 400,000.00	5	1,861,400.00	4.75%	5.177	359	70.79	709
400,000.01 - 450,000.00	5	2,112,712.78	5.39%	5.335	358	76.38	706
450,000.01 - 500,000.00	3	1,427,200.00	3.64%	5.249	358	80.00	640
500,000.01 - 550,000.00	1	522,400.00	1.33%	4.750	359	80.00	723
550,000.01 - 600,000.00	4	2,334,000.00	5.95%	4.556	359	76.39	742
600,000.01 - 650,000.00	1	648,800.00	1.65%	4.875	359	72.09	680
650,000.01 - 700,000.00	1	687,000.00	1.75%	5.875	359	57.25	733
700,000.01 - 750,000.00	1	720,000.00	1.84%	4.000	359	80.00	707
900,000.01 - 950,000.00	1	942,877.73	2.40%	3.750	358	70.00	739

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

45

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	1	942,877.73	2.40%	3.750	358	70.00	739
4.000 - 4.499	11	3,539,990.00	9.02%	4.235	359	77.29	704
4.500 - 4.999	36	9,638,640.98	24.57%	4.750	359	76.15	728
5.000 - 5.499	37	8,572,301.78	21.85%	5.146	358	75.35	714
5.500 - 5.999	39	8,442,070.00	21.52%	5.698	359	77.18	690
6.000 - 6.499	55	8,088,670.00	20.62%	6.221	359	81.97	683

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	3	614,850.00	1.57%	5.321	359	93.92	621
625-649	16	3,562,500.00	9.08%	5.758	359	81.66	637
650-674	39	7,252,341.60	18.49%	5.676	359	79.79	664
675-699	26	4,677,190.00	11.92%	5.397	359	76.91	688
700+	95	23,117,668.89	58.94%	5.046	359	75.57	735

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	5	1,011,571.60	2.58%	5.070	359	43.58	746
50.00 - 54.99	1	70,000.00	0.18%	6.000	359	54.69	674
55.00 - 59.99	2	937,000.00	2.39%	5.608	359	56.80	745
60.00 - 64.99	9	1,386,900.00	3.54%	4.970	359	61.69	722
65.00 - 69.99	7	2,151,512.78	5.49%	4.806	359	68.84	730
70.00 - 74.99	18	4,988,026.73	12.72%	5.208	359	72.20	695
75.00 - 79.99	37	7,654,090.00	19.51%	5.489	359	78.15	706
80.00	65	15,534,509.38	39.60%	5.068	359	80.00	712
80.01 - 84.99	3	674,100.00	1.72%	5.604	358	81.12	669
85.00 - 89.99	8	1,017,800.00	2.59%	6.041	359	88.31	676
90.00 - 94.99	16	2,508,940.00	6.40%	5.789	359	92.11	681
95.00 - 99.99	8	1,290,100.00	3.29%	5.920	359	95.00	643

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

46

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	179	39,224,550.49	100.00%	5.273	359	77.35	706

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	8	2,507,877.73	6.39%	4.487	359	68.57	722
36	128	23,077,240.00	58.83%	5.605	359	79.39	692
120	43	13,639,432.76	34.77%	4.856	359	75.52	726

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
351-360	179	39,224,550.49	100.00%	5.273	359	77.35	706

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	1	189,000.00	0.48%	5.000	359	78.75	744
20.01 - 25.00	4	834,200.00	2.13%	5.517	359	68.18	710
25.01 - 30.00	8	1,501,550.00	3.83%	4.967	359	73.44	748
30.01 - 35.00	13	2,727,052.78	6.95%	5.093	359	78.32	723
35.01 - 40.00	22	5,090,120.60	12.98%	5.083	359	77.98	701
40.01 - 45.00	27	5,392,559.38	13.75%	5.146	359	77.19	720
45.01 - 50.00	43	9,774,517.73	24.92%	5.185	359	76.54	704
50.01 - 55.00	4	1,021,200.00	2.60%	5.306	359	73.05	711
55.01 - 60.00	2	848,200.00	2.16%	5.295	358	79.13	644
None	55	11,846,150.00	30.20%	5.549	359	78.97	696

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

47

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	179	39,224,550.49	100.00%	5.273	359	77.35	706

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3/27 1 YR CMT	1	942,877.73	2.40%	3.750	358	70.00	739
3/27 1 YR CMT IO	13	3,543,260.00	9.03%	4.945	359	78.88	697
3/27 1 YR LIBOR ARM	7	1,565,000.00	3.99%	4.931	359	67.70	711
3/27 1 YR LIBOR ARM IO	40	12,763,999.38	32.54%	4.862	359	76.43	726
3/27 6 MO LIBOR ARM IO	118	20,409,413.38	52.03%	5.684	359	78.74	692

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Index Code	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 YR CMT	14	4,486,137.73	11.44%	4.694	359	77.01	706
1 YR LIBOR	47	14,328,999.38	36.53%	4.870	359	75.47	725
6 Month LIBOR	118	20,409,413.38	52.03%	5.684	359	78.74	692

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Simultaneous Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Simultaneous 2nd	75	18,106,502.11	46.16%	5.340	359	76.17	698
Simultaneous 2nd	104	21,118,048.38	53.84%	5.216	359	78.37	712

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	171	36,716,672.76	93.61%	5.327	359	77.95	705
Not Interest Only	8	2,507,877.73	6.39%	4.487	359	68.57	722

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

48

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	175	37,943,350.49	96.73%	5.305	359	77.58	706
Prepay Penalty: 36 months	4	1,281,200.00	3.27%	4.326	359	70.64	705

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	179	39,224,550.49	100.00%	5.273	359	77.35	706

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full/Alt	95	20,909,720.49	53.31%	5.163	359	78.64	698
Stated Income	60	11,318,890.00	28.86%	5.729	359	77.83	701
Streamline	24	6,995,940.00	17.84%	4.866	359	72.73	736

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	49	13,435,634.38	34.25%	5.297	359	74.90	700
Purchase	71	16,842,017.11	42.94%	5.056	359	79.76	713
Rate/Term Refinance	59	8,946,899.00	22.81%	5.646	359	76.50	700

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2-4 Units	1	162,800.00	0.42%	5.875	358	91.46	764
Condominium	22	4,426,379.38	11.28%	5.350	359	80.65	712
PUD	14	3,141,371.60	8.01%	5.473	359	76.84	704
Single Family Detached	121	24,555,101.78	62.60%	5.381	359	77.42	700
Townhouse	21	6,938,897.73	17.69%	4.738	359	74.91	722

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

49

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	6	1,212,200.00	3.09%	4.997	359	67.85	749
Primary	168	37,317,950.49	95.14%	5.271	359	77.61	704
Second Home	5	694,400.00	1.77%	5.862	358	80.26	701

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

50

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	4	596,000.00	1.52%	5.868	359	85.31	669
Arizona	5	992,800.00	2.53%	5.653	358	76.67	659
California	29	9,746,477.11	24.85%	4.819	359	73.24	718
Colorado	1	350,000.00	0.89%	5.125	359	68.90	765
Connecticut	1	162,800.00	0.42%	5.875	358	91.46	764
Florida	6	1,413,350.00	3.60%	5.390	359	84.97	724
Georgia	2	279,200.00	0.71%	4.972	359	80.00	710
Idaho	1	191,700.00	0.49%	5.875	359	90.00	701
Indiana	2	200,350.00	0.51%	5.125	359	66.68	714
Kansas	1	119,200.00	0.30%	5.750	359	80.00	673
Kentucky	2	330,300.00	0.84%	5.276	359	82.92	698
Maine	2	141,720.00	0.36%	5.707	359	79.18	688
Maryland	7	1,864,570.00	4.75%	5.243	358	80.09	730
Massachusetts	2	610,900.00	1.56%	5.156	359	78.20	710
Michigan	49	8,008,889.00	20.42%	5.651	359	78.17	696
Minnesota	1	189,000.00	0.48%	5.000	359	78.75	744
Mississippi	1	113,050.00	0.29%	6.375	359	87.64	638
Missouri	1	146,500.00	0.37%	6.375	359	79.62	666
Nevada	4	1,407,800.00	3.59%	4.746	359	73.27	706
New Hampshire	1	329,600.00	0.84%	5.625	356	80.00	708
New Jersey	7	1,275,800.00	3.25%	5.664	359	75.73	711
New Mexico	1	188,800.00	0.48%	5.250	359	78.67	688
New York	4	1,042,900.00	2.66%	5.155	359	77.76	720
North Carolina	6	1,340,884.38	3.42%	5.564	359	73.03	685
Ohio	1	135,400.00	0.35%	5.625	359	80.60	667
Pennsylvania	4	526,300.00	1.34%	5.644	359	73.95	703
South Carolina	1	385,000.00	0.98%	5.500	359	78.09	666
South Dakota	1	150,000.00	0.38%	6.125	359	65.50	770
Tennessee	2	365,000.00	0.93%	4.566	358	71.82	753
Texas	3	360,050.00	0.92%	5.686	358	86.49	709
Vermont	1	113,600.00	0.29%	6.375	359	80.00	662
Virginia	18	4,760,810.00	12.14%	5.071	359	79.33	698
Washington	6	971,150.00	2.48%	5.607	359	84.69	715
Wisconsin	2	414,650.00	1.06%	5.916	359	90.14	633

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	165	34,738,412.76	88.56%	5.348	359	77.40	706
2.500 - 2.999	14	4,486,137.73	11.44%	4.694	359	77.01	706

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

51

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	165	34,738,412.76	88.56%	5.348	359	77.40	706
2.500 - 2.999	14	4,486,137.73	11.44%	4.694	359	77.01	706

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.000 - 9.499	4	676,990.00	1.73%	4.356	359	87.96	661
9.500 - 9.999	12	3,104,577.73	7.91%	4.505	359	72.16	721
10.000 - 10.499	21	5,093,299.00	12.98%	4.621	359	76.43	711
10.500 - 10.999	58	14,425,860.98	36.78%	5.202	359	77.37	714
11.000 - 11.499	76	13,855,722.78	35.32%	5.763	359	78.60	696
11.500 - 11.999	8	2,068,100.00	5.27%	5.551	358	75.41	685

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	61	18,815,137.11	47.97%	4.828	359	75.84	720
3.000	115	19,531,629.00	49.79%	5.725	359	79.43	691
6.000	3	877,784.38	2.24%	4.767	358	63.46	713

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	115	19,531,629.00	49.79%	5.725	359	79.43	691
2.000	64	19,692,921.49	50.21%	4.825	359	75.29	720

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

52

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
07/01/07	1	138,950.00	0.35%	5.375	354	70.00	661
08/01/07	1	436,000.00	1.11%	5.375	355	80.00	755
09/01/07	1	329,600.00	0.84%	5.625	356	80.00	708
10/01/07	1	463,200.00	1.18%	5.125	357	80.00	625
11/01/07	16	4,256,571.49	10.85%	4.788	358	73.39	726
12/01/07	158	33,388,229.00	85.12%	5.332	359	77.77	704
01/01/08	1	212,000.00	0.54%	5.250	360	80.00	708

Total	179	39,224,550.49	100.00%	5.273	359	77.35	706

53

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Group IV Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$81,540,326	$64,000	$840,000
Average Scheduled Principal Balance	$326,161
Number of Mortgage Loans	250

Weighted Average Gross Coupon	5.301%	4.125%	6.625%
Weighted Average FICO Score	733	621	809
Weighted Average Combined Original LTV	75.87%	38.00%	100.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	353 months	360 months
Weighted Average Seasoning	2 months	0 months	7 months

Weighted Average Gross Margin	2.275%	2.250%	2.875%
Weighted Average Minimum Interest Rate	2.275%	2.250%	2.875%
Weighted Average Maximum Interest Rate	10.464%	9.125%	12.625%
Weighted Average Initial Rate Cap	5.056%	2.000%	6.000%
Weighted Average Subsequent Rate Cap	2.000%	2.000%	2.000%
Weighted Average Months to Roll	66 months	53 months	120 months

Maturity Date		Jun 1 2034	Jan 1 2035
Maximum Zip Code Concentration	1.52%	94513

ARM	100.00%	Cash Out Refinance	31.33%
		Purchase	58.04%
10/20 1 YR LIBOR ARM	1.83%	Rate/Term Refinance	10.63%
10/20 1 YR LIBOR ARM IO	5.12%
10/20 6 MO LIBOR ARM	0.52%	2-4 Units	0.50%
5/25 1 YR CMT	1.58%	Condominium	9.92%
5/25 1 YR CMT IO	1.92%	PUD	3.57%
5/25 1 YR LIBOR ARM	15.77%	Single Family Detached	67.50%
5/25 1 YR LIBOR ARM IO	56.87%	Townhouse	18.51%
5/25 6 MO LIBOR ARM	0.31%
5/25 6 MO LIBOR ARM IO	4.44%	Investor	8.00%
7/23 1 YR CMT	0.61%	Primary	91.13%
7/23 1 YR LIBOR ARM	3.90%	Second Home	0.87%
7/23 1 YR LIBOR ARM IO	6.98%
7/23 6 MO LIBOR ARM	0.16%	1 YR CMT	4.10%
		1 YR LIBOR	90.47%
Interest Only	75.32%	6 Month LIBOR	5.43%
Not Interest Only	24.68%
		Top 5 States:
Prepay Penalty: N/A	96.14%	California	45.71%
Prepay Penalty: 36 months	3.86%	Maryland	10.58%
		Virginia	9.78%
First Lien	100.00%	Washington	3.82%
		New York	2.72%
Full/Alt	28.86%
No Doc	0.48%
Reduced	1.28%
Stated Income	28.55%
Streamline	40.84%

54

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Countrywide	250	81,540,326.42	100.00%	5.301	358	75.87	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
E-LOAN	179	61,047,464.50	74.87%	5.281	359	76.03	734
Fidelity Trust and Mortgage	46	15,770,493.42	19.34%	5.376	357	74.76	733
First Service	6	1,562,606.00	1.92%	5.421	358	76.26	691
Nat Bank of Commerce	19	3,159,762.50	3.88%	5.247	358	78.14	720

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	10	857,947.84	1.05%	5.769	358	78.46	741
100,000.01 - 150,000.00	28	3,649,308.73	4.48%	5.339	358	77.95	736
150,000.01 - 200,000.00	19	3,350,227.02	4.11%	5.456	358	75.46	738
200,000.01 - 250,000.00	42	9,516,020.10	11.67%	5.274	358	76.26	732
250,000.01 - 300,000.00	22	6,005,087.52	7.36%	5.370	358	77.32	717
300,000.01 - 350,000.00	33	10,811,919.24	13.26%	5.386	358	73.21	726
350,000.01 - 400,000.00	19	7,198,154.47	8.83%	5.309	359	78.31	721
400,000.01 - 450,000.00	23	9,854,200.00	12.09%	5.115	359	75.77	747
450,000.01 - 500,000.00	20	9,624,794.80	11.80%	5.323	359	77.70	735
500,000.01 - 550,000.00	10	5,331,322.70	6.54%	5.414	359	77.51	729
550,000.01 - 600,000.00	13	7,523,044.00	9.23%	5.197	358	78.51	732
600,000.01 - 650,000.00	5	3,188,000.00	3.91%	5.277	358	71.59	747
650,000.01 - 700,000.00	2	1,395,300.00	1.71%	5.188	359	64.95	708
750,000.01 - 800,000.00	2	1,590,000.00	1.95%	5.248	358	60.44	749
800,000.01 - 850,000.00	2	1,645,000.00	2.02%	5.247	357	75.11	760

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

55

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	5	1,591,920.00	1.95%	4.308	359	80.00	748
4.500 - 4.999	35	13,087,185.14	16.05%	4.798	359	74.99	746
5.000 - 5.499	114	37,102,704.32	45.50%	5.217	358	75.94	738
5.500 - 5.999	87	27,686,149.12	33.95%	5.646	358	75.65	721
6.000 - 6.499	7	1,876,653.24	2.30%	6.083	359	79.61	699
6.500 - 6.999	2	195,714.60	0.24%	6.562	358	85.06	718

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	1	260,000.00	0.32%	5.625	359	47.71	621
625-649	7	2,499,888.78	3.07%	5.549	359	76.86	636
650-674	13	4,309,064.72	5.28%	5.501	358	73.88	663
675-699	30	9,364,475.52	11.48%	5.415	358	77.27	689
700+	199	65,106,897.40	79.85%	5.260	358	75.88	748

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	8	2,573,713.24	3.16%	5.174	358	44.09	725
50.00- 54.99	6	1,789,500.00	2.19%	5.227	358	50.76	728
55.00- 59.99	7	2,845,287.00	3.49%	5.396	359	57.79	715
60.00- 64.99	6	1,737,500.00	2.13%	5.526	358	62.41	705
65.00- 69.99	8	3,409,550.00	4.18%	5.365	358	67.41	742
70.00- 74.99	24	9,842,212.63	12.07%	5.367	358	72.50	731
75.00- 79.99	32	9,307,505.72	11.41%	5.431	358	78.38	738
80.00	145	45,450,062.47	55.74%	5.241	358	80.00	732
80.01- 84.99	3	1,239,850.00	1.52%	5.534	357	82.64	771
85.00- 89.99	4	1,316,150.00	1.61%	5.362	358	85.47	732
90.00- 94.99	5	1,690,745.36	2.07%	5.345	359	90.00	743
95.00- 99.99	1	80,750.00	0.10%	5.625	356	95.00	780
100.00	1	257,500.00	0.32%	5.125	357	100.00	720

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

56

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	250	81,540,326.42	100.00%	5.301	358	75.87	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	61	20,121,725.74	24.68%	5.327	359	74.85	730
60	52	17,333,099.42	21.26%	5.380	357	74.90	729
120	137	44,085,501.26	54.07%	5.258	359	76.72	735

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
351-360	250	81,540,326.42	100.00%	5.301	358	75.87	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	5	1,320,607.60	1.62%	5.318	359	70.65	734
20.01 -25.00	12	3,274,703.70	4.02%	5.253	359	67.21	743
25.01 -30.00	21	6,936,542.30	8.51%	5.055	359	73.14	740
30.01 -35.00	33	9,724,774.71	11.93%	5.323	359	76.64	735
35.01 -40.00	37	14,326,162.66	17.57%	5.234	359	77.83	748
40.01 -45.00	50	16,225,787.24	19.90%	5.349	359	76.66	727
45.01 -50.00	18	5,674,333.40	6.96%	5.334	359	76.84	723
50.01 -55.00	11	3,651,269.65	4.48%	5.168	359	81.35	720
55.01 -60.00	5	1,422,331.06	1.74%	5.693	359	70.17	697
60.01+	3	1,018,500.00	1.25%	5.560	359	78.69	718
None	55	17,965,314.10	22.03%	5.372	357	75.08	728

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

57

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	250	81,540,326.42	100.00%	5.301	358	75.87	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10/20 1 YR LIBOR ARM	3	1,490,200.00	1.83%	5.545	359	65.91	735
10/20 1 YR LIBOR ARM IO	9	4,174,100.00	5.12%	5.394	359	72.35	736
10/20 6 MO LIBOR ARM	1	428,000.00	0.52%	4.875	359	57.22	747
5/25 1 YR CMT	3	1,287,000.00	1.58%	4.575	359	72.16	720
5/25 1 YR CMT IO	6	1,562,606.00	1.92%	5.421	358	76.26	691
5/25 1 YR LIBOR ARM	43	12,857,036.90	15.77%	5.354	359	75.74	730
5/25 1 YR LIBOR ARM IO	140	46,374,715.32	56.87%	5.279	358	76.15	733
5/25 6 MO LIBOR ARM	2	252,748.14	0.31%	5.315	358	79.99	724
5/25 6 MO LIBOR ARM IO	20	3,616,614.36	4.44%	5.289	358	78.38	726
7/23 1 YR CMT	1	497,400.00	0.61%	5.625	359	73.15	716
7/23 1 YR LIBOR ARM	7	3,182,540.70	3.90%	5.441	359	78.55	734
7/23 1 YR LIBOR ARM IO	14	5,690,565.00	6.98%	5.294	359	78.13	751
7/23 6 MO LIBOR ARM	1	126,800.00	0.16%	5.125	359	80.00	707

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Index Code	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 YR CMT	10	3,347,006.00	4.10%	5.126	359	74.22	706
1 YR LIBOR	216	73,769,157.92	90.47%	5.312	358	75.91	734
6 Month LIBOR	24	4,424,162.50	5.43%	5.245	358	76.47	727

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Simultaneous Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Simultaneous 2nd	116	40,713,058.03	49.93%	5.355	358	73.28	729
Simultaneous 2nd	134	40,827,268.39	50.07%	5.246	358	78.46	736

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

58

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	189	61,418,600.68	75.32%	5.292	358	76.21	733
Not Interest Only	61	20,121,725.74	24.68%	5.327	359	74.85	730

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	242	78,390,516.85	96.14%	5.306	358	75.81	732
Prepay Penalty: 36 months	8	3,149,809.57	3.86%	5.158	359	77.39	748

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	250	81,540,326.42	100.00%	5.301	358	75.87	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full/Alt	75	23,528,561.63	28.86%	5.301	358	76.40	727
No Doc	2	389,722.04	0.48%	5.458	358	80.00	687
Reduced	2	1,040,500.00	1.28%	5.418	359	76.95	752
Stated Income	70	23,278,896.15	28.55%	5.409	358	74.23	731
Streamline	101	33,302,646.60	40.84%	5.219	359	76.57	737

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	71	25,543,788.40	31.33%	5.456	358	74.39	717
Purchase	154	47,325,229.98	58.04%	5.205	358	77.65	741
Rate/Term Refinance	25	8,671,308.04	10.63%	5.362	358	70.54	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

59

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2-4 Units	1	406,000.00	0.50%	5.375	357	73.82	682
Condominium	30	8,089,753.48	9.92%	5.243	359	78.50	745
PUD	14	2,909,427.08	3.57%	5.439	357	73.39	727
Single Family Detached	156	55,041,774.47	67.50%	5.300	358	75.68	731
Townhouse	49	15,093,371.39	18.51%	5.305	359	75.68	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	29	6,523,655.12	8.00%	5.565	358	71.66	748
Primary	218	74,304,405.56	91.13%	5.277	358	76.20	731
Second Home	3	712,265.74	0.87%	5.390	358	80.65	720

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

60

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	6	1,295,804.00	1.59%	5.390	358	80.28	742
Arkansas	1	130,000.00	0.16%	5.625	359	80.00	767
California	93	37,270,030.58	45.71%	5.275	359	75.52	735
Colorado	2	497,600.00	0.61%	5.547	359	80.00	778
District of Columbia	4	1,198,300.00	1.47%	5.150	358	75.51	725
Florida	9	1,761,549.00	2.16%	5.563	359	80.11	721
Georgia	8	1,943,178.10	2.38%	5.227	359	77.80	715
Hawaii	1	260,000.00	0.32%	5.625	359	47.71	621
Idaho	1	252,750.00	0.31%	6.000	359	77.77	764
Illinois	5	2,110,720.00	2.59%	5.291	359	64.08	713
Indiana	2	419,120.00	0.51%	5.041	359	80.00	738
Kansas	1	497,400.00	0.61%	5.625	359	73.15	716
Maryland	23	8,630,794.00	10.58%	5.370	357	77.53	728
Massachusetts	3	1,098,400.00	1.35%	5.362	359	74.41	750
Michigan	2	920,000.00	1.13%	5.565	359	75.11	723
Minnesota	1	148,500.00	0.18%	5.625	359	76.15	762
Mississippi	1	142,999.10	0.18%	5.250	357	80.00	754
Missouri	1	316,000.00	0.39%	5.500	359	80.00	745
Nevada	3	924,000.00	1.13%	5.373	359	69.80	724
New Hampshire	1	325,000.00	0.40%	5.750	359	73.86	633
New Jersey	6	2,063,645.36	2.53%	5.543	359	71.39	724
New York	6	2,219,518.00	2.72%	4.901	359	80.00	760
North Carolina	10	1,729,413.49	2.12%	5.069	358	76.72	734
Ohio	1	106,323.42	0.13%	5.750	357	70.92	704
Oklahoma	3	511,920.00	0.63%	4.892	359	79.39	719
Oregon	2	535,200.00	0.66%	5.359	359	79.41	730
Pennsylvania	5	1,453,734.35	1.78%	4.943	358	78.94	733
South Dakota	2	238,059.10	0.29%	5.411	358	80.00	693
Tennessee	6	851,249.07	1.04%	5.653	358	79.23	695
Utah	2	390,320.00	0.48%	4.855	359	80.00	750
Virginia	27	7,971,530.85	9.78%	5.397	358	76.32	734
Washington	11	3,111,268.00	3.82%	5.118	359	75.47	747
Wisconsin	1	216,000.00	0.26%	5.750	359	80.00	773

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	239	77,803,720.42	95.42%	5.312	358	75.92	734
2.500 - 2.999	11	3,736,606.00	4.58%	5.074	359	74.82	712

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

61

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	239	77,803,720.42	95.42%	5.312	358	75.92	734
2.500 - 2.999	11	3,736,606.00	4.58%	5.074	359	74.82	712

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.000 - 9.499	5	1,591,920.00	1.95%	4.308	359	80.00	748
9.500 - 9.999	27	10,604,561.98	13.01%	4.791	359	77.90	750
10.000 -10.499	79	26,100,390.37	32.01%	5.208	359	76.54	739
10.500 -10.999	94	31,909,545.31	39.13%	5.475	358	74.09	722
11.000 -11.499	37	10,161,397.37	12.46%	5.620	357	76.45	730
11.500 -11.999	5	889,733.55	1.09%	5.622	358	80.00	696
12.000 -12.499	1	87,063.24	0.11%	6.000	358	78.13	709
12.500 -12.999	2	195,714.60	0.24%	6.562	358	85.06	718

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	1	232,786.00	0.29%	5.250	354	80.00	788
5.000	224	76,083,377.92	93.31%	5.308	358	76.22	733
6.000	25	5,224,162.50	6.41%	5.189	358	70.58	726

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	250	81,540,326.42	100.00%	5.301	358	75.87	733

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

62

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
06/01/09	1	592,000.00	0.73%	5.625	353	80.00	732
07/01/09	1	232,786.00	0.29%	5.250	354	80.00	788
09/01/09	4	1,028,050.00	1.26%	5.477	356	71.69	720
10/01/09	42	14,293,442.52	17.53%	5.357	357	74.82	734
11/01/09	44	10,255,939.05	12.58%	5.287	358	78.13	727
12/01/09	121	39,236,603.15	48.12%	5.246	359	76.09	731
01/01/10	1	311,900.00	0.38%	5.250	360	79.99	732
10/01/11	1	840,000.00	1.03%	5.125	357	80.00	756
11/01/11	4	2,000,940.70	2.45%	5.494	358	78.13	730
12/01/11	17	6,436,366.00	7.89%	5.346	359	77.68	747
01/01/12	1	219,999.00	0.27%	5.375	360	80.00	701
12/01/14	12	5,624,300.00	6.90%	5.386	359	68.85	732
01/01/15	1	468,000.00	0.57%	5.500	360	80.00	796

Total	250	81,540,326.42	100.00%	5.301	358	75.87	733

63